UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No.____)

Check the appropriate box:

☒ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

THE AMACORE GROUP, INC.

(Name of Registrant as Specified in its Charter)

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(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

           Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE AMACORE GROUP, INC.
Maitland Promenade 1
485 North Keller Road
Suite 450
Maitland, FL  32751

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUIRED TO SEND US A PROXY

Dear Stockholder:

This Information Statement is being furnished by the Board of Directors of The Amacore Group, Inc., a Delaware corporation, (the “Company”), to holders of record of the Company’s common stock, $0.0001 par value per share, at the close of business on July 24, 2009, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The purpose of this Information Statement is to inform the Company’s stockholders of actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated June 23, 2009.  This Information Statement shall be considered the notice required under Section 228 of the Delaware General Corporation Law.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

Date: September 8, 2009

By order of the Board of Directors: /s/ Jay Shafer Jay Shafer Chief Executive Officer and Director

THE AMACORE GROUP, INC.
Maitland Promenade 1
485 North Keller Road
Suite 450
Maitland, FL  32751

INFORMATION STATEMENT

INTRODUCTION

The Amacore Group, Inc. (the “Company”) is a Delaware corporation with its principal executive offices located at Maitland Promenade I, 485 North Keller Road, Suite 450, Maitland, Florida 32751.  The Company’s telephone number is (407) 805-8900.  We are sending you this Information Statement to notify you of actions that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of special meetings of stockholders.  The actions were taken on June 23, 2009 and will not become effective until at least 20 days after the mailing of this Information Statement.

Copies of this Information Statement are being mailed on or before September 18, 2009 to the holders of record on July 23, 2009 (the “Record Date”) of the outstanding shares of the Company’s common stock.

 General Information

The following actions will be taken pursuant to the written consents of a majority of the holders of the Company’s voting capital stock, dated June 23, 2009, in lieu of special meetings of the stockholders:

The Board of Directors of the Company has been authorized to amend the Company’s Certificate of Incorporation (the “Amendments”) in order to implement the following:

1.	increase the number of authorized shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) of the Company from 1,360,000,000 shares to 5,860,000,000 shares;

2.	eliminate the ability of the Company’s stockholders’ to call a special meeting of stockholders;

3.	clarify the provision that limits the liability of the Company’s Board of Directors;

4.	provide procedural clarity with respect to the Company’s obligations to indemnify and/or advance expenses to certain individuals; and

5.	restate and clarify that the purpose of the Company is to engage in any lawful activity for which corporations may be organized under applicable Delaware law, including certain specified activities.

The Amended and Restated Certificate of Incorporation reflecting the Amendments is attached hereto as Exhibit A.

In addition to the Amendments described above, the Amended and Restated Certificate of Incorporation attached as Exhibit A also constitutes a restatement of the Company’s certificate of incorporation integrating all of the provisions of the Company’s Certificate of Incorporation now in effect, as well as the proposed Amendments.

The Board of Directors of the Company has also been authorized to amend the Company’s Certificate of Incorporation to implement:

6.
a reverse split of the Company’s common stock in the ratio in the range of 1 for 50 or 1 for 100 (the “Reverse Split Amendment”).  The ratio at which the reverse stock split will be implemented will be selected by the Company’s Board of Directors in its discretion.

The Certificate of Amendment to the Amended and Restated Certificate of Incorporation reflecting the Reverse Split Amendment is attached hereto as Exhibit B.

As of July 23, 2009, there were 1,028,764,296 shares of Class A Common Stock (the “Class A Common Stock”) and 200,000 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock”), issued and outstanding.  Each share of Class A Common Stock entitles its holder to one vote per share and each share of Class B Common Stock entitles its holder to five votes per share generally on all matters requiring stockholder approval.  As of June 23, 2009, Vicis Capital was the holder of 891,022,950 shares of Class A Common Stock and no shares of Class B Common Stock, which represents approximately 86.5% of the votes entitled to be cast with regard to the Amendments.  Accordingly, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the earliest date that the Amendments can become effective is 20 calendar days after the mailing of this Information Statement.  The Amendments will not become effective until the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware.  The Reverse Split Amendment will not take effect until the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.  The Board of Directors is not soliciting your proxy or vote in connection with the adoption of the Amendments or the Reverse Split Amendment and proxies and votes are not being requested from stockholders.  The date on which this Information Statement is first being mailed to stockholders is September 1, 2009.

The Company is distributing this Information Statement to its stockholders in full satisfaction of the notice requirement under Section 228 of the Delaware General Corporation Law (the “DGCL”).  No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the DGCL, are afforded to the Company’s stockholders as a result of the adoption of the Amendments.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries, and other similar persons or entities to forward this Information Statement to beneficial owners of our voting securities held of record by them, and we will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding the Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS AND
THE REVERSE SPLIT AMENDMENT

Q.	Why did I receive this Information Statement?

A.	Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q.	What will I receive once the Amendments and the Reverse Split Amendment are completed?

A.	Nothing. The Amendments and Reverse Split Amendment will only modify the Company’s Certificate of Incorporation.

Q.	When do you expect the Amendments and the Reverse Split Amendment to become effective?

A.
The Amendment will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which we expect to occur approximately 21 days after this Information Statement has been sent to you.  The Reverse Split Amendment will become effective upon filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which we expect will occur no later than September 30, 2010.

Q.	Why am I not being asked to vote?

A.
Vicis Capital, the Company’s majority stockholder, has already approved the Amendments pursuant to written consents in lieu of special meetings.  Such approvals, together with the approvals of the Company’s Board of Directors, are sufficient under Delaware law, and no further approval by our stockholders is required.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.	Whom can I call with questions?

A.	If you have any questions about the Amendments, please contact Jay Shafer (CEO) at (407) 805-8900.

VOTE REQUIRED; MANNER OF APPROVAL

Under Section 242 of the DGCL, approval of an amendment to the Company’s Certificate of Incorporation requires the affirmative vote of the holders of a majority of the voting power of the Company’s common stock.  In addition, pursuant to Section 228 of the DGCL, the approval can be effected through written consent so long as prompt notice of the action taken by written consent is provided to all other stockholders.  In accordance with the DGCL, the affirmative written consent to the Amendments by the Company’s majority stockholder, Vicis Capital, was received by the Company on June 23, 2009 and the affirmative written consent to the Reverse Split Amendment by Vicis Capital was received by the Company on June 23, 2009.  As a result, no additional vote or proxy is required by the Company’s other stockholders to approve the adoption of the Amendments.

EFFECTIVE DATE OF AMENDMENTS

Under Rule 14c-2 promulgated under the Exchange Act, the Amendments cannot take effect until 20 days after this Information Statement is first provided to the Company’s stockholders, currently anticipated to be September 18, 2009.  The Amendment will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is anticipated to be on or about September 30, 2009.  The Reverse Split Amendment will become effective upon filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which we expect will occur no later than September 30, 2010.

If, at any time prior to the effective date of the Amendments, the Board of Directors, in its sole discretion, determines that the Amendments and the related restatement of the Certificate of Incorporation is no longer in the Company’s and its stockholders’ best interest, the Amendments and the restatement of the Certificate of Incorporation may be abandoned.

DISSENTERS’ RIGHTS

Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment and restatement of the Company’s Certificate of Incorporation, the reverse stock split or any of the matters described in this Information Statement.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information contained in this Information Statement, other than historical information, may be considered “forward-looking statements” that are subject to risks and uncertainties.  In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words.  These statements are only predictions.  One should not place undue reliance on these forward-looking statements.  The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made.  The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account information currently available to the Company.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 31, 2009, not all of which are known to the Company.  If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.  The Company will update this forward-looking information only to the extent required under applicable securities laws.  Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

ACTION 1 – APPROVAL OF AMENDMENT TO CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK FROM 1,500,000,000 to 6,000,000,000 AND AUTHORIZED SHARES
 OF CLASS A COMMON STOCK FROM 1,360,000,000 to 5,860,000,000

On June 23, 2009, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 1,500,000,000 shares to 6,000,000,000 shares and to increase the number of authorized shares of Class A Common Stock from 1,360,000,000 shares to 5,860,000,000 shares.  This summary is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation of the Company attached hereto as Exhibit A to this Information Statement.

Purpose of the Increase in Authorized Shares of Common Stock and Class A Common Stock of the Company.

As of June 23, 2009, a total of 1,028,764,296 shares of the currently authorized 1,360,000,000 shares of Class A Common Stock were issued and outstanding.  The Company also has reserved an aggregate of 331,235,704 shares of Class A Common Stock (i) issuable upon conversion of the Class B Common Stock, (ii) issuable upon the conversion of the Company’s Series A Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock, (iii) issuable upon exercise of outstanding warrants to acquire Class A Common Stock, [and (iv) issuable upon exercise or conversion of employee stock options or other awards to be granted under the 1997 Stock Option Plan (the “1997 Plan”)].  The Company also recently issued 450 shares of Series L Convertible Preferred Stock, which will be convertible into approximately 450,000,000 shares of Class A Common Stock starting on September 30, 2009 and a warrant to acquire 50,625,000 shares of Class A Common Stock.

Presently, the Company may not have enough shares of Class A Common Stock authorized to issue all the additional shares of Class A Common Stock described above.  In addition, if the Company has few or no authorized, non-reserved shares of Class A Common Stock available for issuance in the future, the Company’s flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends, equity compensation plans or other transactions that involve the issuance of Class A Common Stock will be severely diminished or entirely eliminated.

The increase in the number of authorized but unissued shares of Class A Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.  The Company also believes that, without significant equity and debt investment from outside sources, it will not be able to sustain its current planned operations for the next 12 months.  As a result, the Company believes that the flexibility to seek additional capital through equity financings and to use equity, rather than cash, to complete acquisitions, from time to time in the future, is critical to the Company’s future operations.  Presently, the Company has no current plans, proposals or arrangements to engage in any corporate transaction that would require the issuance of the additional shares of Class A Common Stock.

Dilutive and Other Effects of Potential New Stock Issuances.

The additional shares of Class A Common Stock will have rights that are identical to the currently issued and outstanding shares of Class A Common Stock.  Any issuance of additional shares of Class A Common Stock will result in the dilution of the equity interests of existing common stockholders, reduce the proportionate voting power of existing common stockholders and may decrease the market value per share of the Class A Common Stock.  There are no preemptive rights with respect to the Class A Common Stock.

The Board of Directors may issue authorized, but unissued, shares of Class A Common Stock without further stockholder approval.  The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Class A Common Stock or securities convertible into or exercisable for shares of Class A Common Stock, unless such stockholder approval is required by Delaware law, the rules of any exchange or other market on which the securities may then be listed or traded, the Amended and Restated Certificate of Incorporation or the Company’s Amended and Restated Bylaws then in effect, or other applicable rules and regulations.

Other than the potential issuance of shares of Class A Common Stock upon the conversion of the Class B Common Stock, upon the conversion of the various series of preferred stock, upon exercise of outstanding warrants, upon the exercise or conversion of employee stock options or other awards to be granted under the 1997 Plan and on the Share Adjustment Date, there currently are no plans, arrangements, commitments or understandings for the issuance of additional shares of Class A Common Stock.

Anti-Takeover Effect of Increase in Authorized Class A Common Stock.

The increase in the authorized number of shares of the Class A Common Stock is not expected to provide any anti-takeover effect.  As Vicis Capital is the owner of approximately 86.5% of the outstanding voting power of the Company’s common stock as of July 24, 2009 and is the beneficial owner of approximately 88.0% of the voting power of the Company’s common stock assuming exercise or conversion of all warrants and preferred stock held by Vicis Capital, it has the power to elect the Company’s entire Board of Directors and has an effective veto power on all actions requiring stockholder approval.  Thus, Vicis Capital would have the power to block any transaction causing a change in control of the Company.  As a result, the increased flexibility the Company has with the increase in the authorized shares of Class A Common Stock does not, by itself, have an anti-takeover effect.

ACTION 2 – APPROVAL OF AMENDMENT TO CERTIFICATE OF
INCORPORATION TO ELIMINATE THE STOCKHOLDERS’ ABILITY TO CALL A
SPECIAL MEETING OF STOCKHOLDERS

On June 23, 2009, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Certificate of Incorporation to eliminate the ability of the Company’s stockholders’ to call a special meeting of stockholders.  This summary is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation of the Company attached hereto as Exhibit A to this Information Statement.

Reasons for the Elimination of the Stockholders’ Ability to Call a Special Meeting of Stockholders.

Section 211(d) of the DGCL provides that special meetings of stockholders may be called by the board of directors of a corporation or as otherwise provided in the certificate of incorporation or bylaws.  Presently, the Company’s Certificate of Incorporation does not reference the calling of special meetings of stockholders.  However, there is a provision in the Company’s bylaws providing that holders of 25% or more of the outstanding shares of voting stock may call a special meeting.  Currently, action is not taken by the stockholders of the Company at meetings, annual or otherwise; instead Vicis Capital, as majority stockholder, acts through written consent.  If, however, a time comes when Vicis Capital owns 75% or less of the Company’s voting stock, allowing the remaining stockholders to call a special meeting will be unnecessarily expensive for the Company given its limited resources and need for additional funding, as holding a special meeting of stockholders involves several costs, including costs to call the special meeting and file proxy materials with the SEC, as well as the diversion of management’s attention from the operation of the Company’s business.

Anti-Takeover Effect of Eliminating the Ability of Stockholders to call Special Meetings of Stockholders

At such time, if any, as Vicis Capital no longer holds a majority of the voting power of the Company’s common stock, elimination of the right of stockholders to call a special meeting may have an anti-takeover effect by making it more difficult for stockholders to act in the absence of action by the Board of Directors and by making it more difficult for stockholders to remove Directors from office.

ACTION 3 – APPROVAL OF AMENDMENT TO CERTIFICATE OF
 INCORPORATION TO CLARIFY THE LIMITATION OF LIABILITY PROVISION

On June 23, 2009, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Certificate of Incorporation to clarify that no repeal or amendment of the limitation of liability provision would adversely affect the rights of any director with respect to actions or omissions that occurred prior to the repeal or amendment.  This summary is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation of the Company attached hereto as Exhibit A to this Information Statement.

Reasons for the Clarification of the Limitation of Liability Provision.

The Company has a limited operating history, during which it has experienced significant net losses and negative operating cash flows.  The Company’s business is largely dependent on the skills, experience and performance of key members of its senior management team.  The Company believes that its success depends largely on its ability to attract and retain highly skilled and qualified personnel and Board members.  The Company believes that clarifying the limitation of liability provision should enable the Company to continue to attract and retain the qualified individuals to act as members of the Board of Directors.

ACTION 4 – APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO MODIFY THE INDEMNIFICATION AND ADVANCEMENT OF EXPENSES PROVISIONS

On June 23, 2009, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Certificate of Incorporation to modify the indemnification and advancement of expenses provision by providing additional details and procedural clarity.  The modifications address: (i) the Company’s mandatory indemnification obligations; (ii) the Company’s obligations with respect to the mandatory advancement of expenses incurred by a potential indemnitee (a “Covered Person”); (iii) exceptions to the Company’s obligation to indemnify and/or advance expenses; and (iv) the mechanics of enforcing the rights granted to a Covered Person.  Generally, the purpose of the modifications is to provide the most favorable indemnification that is available for officers and directors under applicable law and to clarify the procedures by which indemnification may be sought and provided.  This summary is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation of the Company attached hereto as Exhibit A to this Information Statement.

Reasons for the Modification of the Indemnification and Advancement of Expenses Provision.

The Company has a limited operating history, during which it has experienced significant net losses and negative operating cash flows.  The Company’s business is largely dependent on the skills, experience and performance of key members of its senior management team.  The Company believes that its success depends largely on its ability to attract and retain highly skilled and qualified personnel.  Modifying the indemnification and advancement of expenses provision to provide additional details and procedural clarity should enable to the Company to continue to attract and retain the qualified individuals to act as members of the Board of Directors and senior management.

ACTION 5 – APPROVAL OF AMENDMENT TO CERTIFICATE OF
 INCORPORATION TO CLARIFY AND RESTATE THE PURPOSE OF THE COMPANY.

On June 23, 2009, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Certificate of Incorporation to clarify and restate that the purpose of the Corporation is to engage any lawful act or activity for which a corporation may be organized under the DGCL, including certain specified activities.  This summary is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation of the Company attached hereto as Exhibit A to this Information Statement.

 Reason for the Clarification and Restatement of the Purpose of the Company.

The Company’s purpose as set forth in the Certificate of Incorporation was restated and clarified to provide a more clear and concise statement of the Company’s purpose.

ACTION 6 – APPROVAL OF AMENDMENT TO CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

On June 23, 2009, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Class A Common Stock at one of two reverse stock split ratios, 1-for-50 or 1-for-100, as will be selected by the Company’s Board of Directors prior to the filling of the Certificate of Amendment with the Delaware Secretary of State implementing the reverse stock split and recommended that the Reverse Split Amendment be submitted to its stockholders for approval.

The form of amendment to the Company’s Certificate of Incorporation to effect the reverse stock split and the reduction in the number of shares of common stock authorized is attached as Exhibit B.  If the Board of Directors elects to implement the reverse stock split at one of the approved ratios, it is authorized to do so, until September 30, 2010, In determining which of the alternative reverse stock split ratios to implement, if any, the Company’s Board of Directors may consider, among other things, factors such as:

•	Anticipated future issuances of Class A Common Stock as a result of the exercise of outstanding warrants and/or the conversion to Class A Common Stock of outstanding preferred stock;

•	The historic trading price and trading volume of the Class A Common Stock;

•	The anticipated impact of the reverse stock split; and

•	Prevailing general market and economic conditions.

Reasons for the Reverse Split

The Company’s Board of Director’s believes that the Company presently has outstanding an exceedingly large number of shares of Class A Common Stock, especially when considering the number of shares of Class A Common Stock that may be issued in the future as a result of warrant series and conversions of preferred stock .  It is anticipated that the reverse stock split, if implemented, will (i) reduce the total number of outstanding shares of Company common stock to a more customary range for public companies, and (ii) allow the Company’s Class A Common Stock to trade at a higher per-share price.  With the Company’s Class A Common Stock recently trading as low as $0.04 per share, relatively small moves in absolute terms in the per-share trading price of our Class A Common Stock translates into disproportionately large swings in the trading price on a percentage basis.  The Company believes that these swings tend to bear little, if any, relationship to the Company’s financial condition and results of operations and may negatively affect the price of the Company’s Class A Common Stock.  Furthermore, the Company believes that an increase in the per-share trading price may enhance the acceptability and marketability of our Class A Common Stock to the financial community and investing public.

Potential Effects of a Reverse Stock Split

The immediate effect of a reverse stock split will be to reduce the number of shares of the Company’s Class A Common Stock and Class B Common Stock outstanding.  The Company also believes that the reverse split will increase the trading price of the Class A Common Stock.  There is, however, no assurance that a reverse stock split will increase the trading price of the Company’s Class A Common Stock or increase the trading price on a permanent basis.  Furthermore, any increase in price may not be proportionate the reduction in the number of outstanding shares of common stock, which could cause a decrease in the Company’s aggregate market capitalization.

In addition, possible future dilution to the Company’s existing common stockholders may be increased.  Currently, the holders of the Company’s common stock own approximately 69% of the Company’s authorized shares of common stock.  If the reverse stock split is implemented in a ratio of 1 for 50, the current holders of the Company’s common stock would own only approximately 0.003% of the Company’s authorized shares of common stock. If the reverse stock split is implemented in a ration of 1 for 100, the current holders of the Company’s common stock would own only approximately 0.002% of the Company’s authorized shares of common stock.

The decrease in the number of shares of Class A Common Stock outstanding could decrease the liquidity of our Class A Common Stock.  In addition, the reverse stock split will likely increase the number of Company stockholder owning “odd-lots” (that is holdings of less than 100 shares).  Stockholders owing odd-lots typically experience an increase in the per-share cost of selling shares and may also experience increased difficulty in selling the shares that are an odd-lot.  For example, brokerage commissions are typically higher for sales of odd-lots.

At the close of business on July 24, 2009, there were 1,028,764,296 shares of the Company’s Class A Common Stock outstanding and 200,000 shares of the Company’s Class B Common Stock outstanding.  As a summary and for illustrative purposes only, the following table reflects (i) the approximate number of shares of Class A Common Stock and Class B Common Stock that would be outstanding if a reverse stock split is implemented at one of the three authorized reverse stock split ratios, without account for fractional shares, and (ii) the reduced number of shares of Class A Common Stock and Class B Common Stock that will be authorized for issuance:

Proposed reverse stock split ratio	Shares of Class A Common Stock Outstanding After Reverse Split	Aggregate Number of Shares of Class A Common Stock Authorized After Reverse Split	Shares of Class B Common Stock Outstanding fter Reverse Split	Aggregate Number of Shares of Class B Common Stock Authorized After Reverse Split
1-for-25	41,150,572	5,860,000	8,000	120,000,000
1-for-50	20,575,286	5,860,000	4,000	120,000,000
1-for-100	10,287,643	5,860,000	2,000	120,000,000

If a reverse stock split is implemented, each Company shareholder holding shares of Class A Common Stock or Class B Common Stock will own a smaller number of shares than they currently own.  The reverse stock split, if implemented, would not, however, affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except to a minor extent due to the handling of factional shares.  Each outstanding share of Class A Common Stock would still be entitled to one vote and each share of outstanding Class B Common Stock would still be entitled to five votes.

Effect on Preferred Stock and other Outstanding Securities

In addition, the Company would adjust all outstanding preferred stock, convertible notes, warrants and other Company securities entitling their holders to purchase or obtain shares of Class A Common Stock or Class B Common Stock as a result of the reverse stock split, if and to the extent required by the terms of those securities.  These adjustments may include adjustments to the number of shares of Class A Common Stock or Class B Common Stock that may be obtained upon exercise or conversion of the securities, the applicable exercise or purchase price as well as other adjustments.  The reverse stock split would not affect any of the rights currently accruing to holders of the Company’s common stock, preferred stock or other securities convertible into the Company’s common stock.

Effect on Par Value and Stated Capital; Other Accounting Adjustments

The reverse stock split, if implemented, would not affect the par value of the Company’s Class A Common Stock or Class B Common Stock or the par value of the Company’s preferred stock, which will remain at $0.001.  If implemented, the reverse stock split will reduce the stated capital on the Company’s balance sheet.  The stated capital is equal to the number of shares outstanding multiplied by the par value.  In addition, the Company’s additional paid-in capital reflected on its balance sheet will increase by the amount by which the stated capital is reduced.  The stockholders’ equity will, in the aggregate remain unchanged.  On a historic basis, the Company’s earnings per share data will have to be adjusted to reflect the reverse split.  The Company anticipates that other changes to the Company’s financial statements to reflect the reverse stock split, if any, will be minimal.

Not a First Step in a Going Private Transaction; No Intent to Terminate Registration

The Company’s Board of Directors does not intend that the reverse stock split, if implemented, will be a first step in a “going private transaction” as defined by Rule 13e-3 of the Exchange Act.  In addition, the Board of Directors does not anticipate that the reverse stock split, if implemented, will lead the Company to terminate the registration of its Class A Common Stock under the Exchange Act or lead the Company to otherwise change its status as a reporting company for federal securities law purposes.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, the Company does not expect to issue certificates representing fractional shares. Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately selected by our Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all Certificates representing shares, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment. Rite Aid will be responsible for any brokerage fees or commissions related to the transfer agent's selling in the open market shares that would otherwise be fractional shares.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the reverse stock is effected may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Company’s transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with our transfer agent's instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Whether to implement a reverse stock split, including any related reduction in the number of authorized shares of common stock, the timing thereof and the reverse stock split ratio and the amount by which the authorized number of shares of common stock will be reduced, will be determined by the Board of Directors in its discretion.  The Board of Directors may elect to implement the reverse stock split at any time before September 30, 2010.  The reverse stock split would be implemented by filing an appropriate amendment to the Company’s Amended and Restated Certificate of Incorporation in the form attached to this proxy as Exhibit B and the reverse stock split would become effective on the date the amendment is accepted by the Delaware Secretary of State.  The Company’s Board of Directors maintains the discretion to determine whether or not to affect the reverse stock split as well as to elect no reverse split ratio.

As of the effective date of the reverse stock split, each certificate representing shares of the Company’s Class A Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split, except that holders of unexchanged certificates would not be entitled to receive any dividends or other distributions payable by the Company with respect to the shares of common stock represented by the unexchanged certificate until the old stock certificate is surrendered for exchange.

The Company’s transfer agent will act as the exchange agent for purpose of implementing the exchange of stock certificates.  As soon practicable after the effective date of any reverse stock split, record holders of the Company’s Class A Common Stock will be notified of the reverse split.  Stockholders of record will receive a letter of transmittal requesting them to surrender their old stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split.  Persons holding their shares of Company common stock in brokerage accounts or in “street name” will not be required to do anything to effect the exchange of stock certificates.  No new certificates will be issued to any holder of Company common stock until the stockholder has surrendered the stockholder’s outstanding certificates together with the properly completed and executed letter of transmittal to the Company’s transfer agent.  Until surrender, each certificate representing share of Class A Common Stock will continue to be valid and will represent the adjusted number of shares based on the exchange ratio of the reverse split.

Any stockholder whose certificate(s) for Company common stock have been lost, destroyed, or stolen will be entitled to receive a new certificate represent shares of common stock (on a post-split basis) only after complying with the requirements that the Company and the Company’s transfer agent have with respect to lost, destroyed or stolen stock certificates.

Any stockholders holding shares of Class A Common Stock electronically in book-entry form with the Company’s transfer agent do not need to take any action to exchange their pre-split shares of common stock for post-split shares of common stock; the exchange will be made automatically.

No service charges, brokerage commissions or transfer taxes should be payable by any holder of the Company’s common stock in connection with the exchange of stock certificates, except that a new certificate is to be issued in a name other than the name appearing on the old stock certificate, the person requesting the issuance will be required to pay any applicable transfer taxes or establish to the Company’s satisfaction that any such taxes have been paid or are not payable, the transfer complies with all applicable state and federal securities laws, and the surrendered certificate is properly endorse and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE REPRESENTING SHARES OF CLASS A COMMON STOCK AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THE STOCKHOLDER IS REQUESTED TO DO SO IN WRITING AND RECEIVE A TRANSMITTAL LETTER FROM THE COMPANY’S TRANSFER AGENT.

Federal Income Tax Consequences

The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The Company has based this discussion on the provisions of the United States federal income tax law as of the date of this information statement, which are subject to change retroactively as well as prospectively. This summary also assumes that stockholders hold the shares as a capital asset, as defined in the Internal Revenue Code of 1986 (the “Code”) (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the shareholder. The Company urges each stockholder to consult with the stockholder’s own tax advisor with respect to the consequences of the reverse stock split.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, no gain or loss will be recognized by the Company as a result of the reverse stock split.

A holder of the pre-reverse stock split shares who receives only post-reverse stock split shares, in exchange for his or her shares, generally will not recognize gain or loss on the reverse stock split, the aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefore, and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

The Company’s beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

The Company has not sought, and will not seek, any ruling from the IRS or an opinion of the counsel with respect to the tax matters discussed in this Information Statement.  Each holder of Company Common Stock should consult his or her own tax advisor with respect to the particular tax consequences to him or her of the reverse split.

 Anti-Takeover Effect of the Reverse Stock Split and the Decrease in Authorized Number of Shares of Common Stock.

The reverse stock split is not expected to provide any anti-takeover effect.  As Vicis Capital is the owner of approximately 86.5% of the outstanding voting power of the Company’s common stock as of July 23, 2009 and is the beneficial owner of approximately 88.0% of the voting power of the Company’s common stock assuming exercise or conversion of all warrants and preferred stock held by Vicis Capital, it has the power to elect the Company’s entire Board of Directors and has an effective veto power on all actions requiring stockholder approval.  Thus, Vicis Capital would have the power to block any transaction causing a change in control of the Company.  In addition, the reverse stock split will not have any impact on the relative voting rights of the holders of the Company’s common stock (other than the minimal impact resulting from the handling of fractional shares).  As a result, the reverse stock split does not, by itself, have an anti-takeover effect.

While the decrease in the authorized number of shares of common stock at a ration different than the reverse stock split ratio is not intended to have an anti-takeover effect, it could allow the Company’s Board of Directors to make it more difficult to gain control of the Company (should Vicis Capital ever lose effective control) since the additional shares could be issued to purchases that support the then-current management team and are opposed to the proposed takeover.  While the reduction in the authorized number of shares of common stock may have an anti-takeover effect, it is not intended to do so and the Company is not aware of any specific effort or perceived threat of a takeover.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 23, 2009, there were 1,028,764,296 shares of Class A Common Stock and 200,000 shares of Class B Common Stock issued and outstanding.  The following table sets forth, as of July 23, 2009, the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by: (i) each of the Company’s directors; (ii) the Company’s principal executive officer and principal financial officer and its other named executive officers, as listed in the Company’s Annual Report on Form 10-K that was filed with the SEC on March 31, 2009; (iii) all of the Company’s directors and executive officers as a group; and (iv) each person known by the Company to beneficially own more than 5% of any class of the Company’s outstanding voting securities.  In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose.  Beneficial ownership also includes that number of shares that an individual has the right to acquire (such as through the exercise of warrants or stock options) within 60 days of July 23, 2009.  Two or more persons may be considered the beneficial owner of the same shares.  The inclusion in this section of any shares deemed beneficially owned does not constitute an admission by that person of beneficial ownership of those shares.  The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, unless otherwise noted below.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Common Stock Beneficially Owned (2)
Directors and Named Executive Officers	Class A Common Stock	Class B Common Stock	As a % of All Class A	As a % of All Class B
Jay Shafer (3)	6,250,000	–	*	–
Clark Marcus (4)(5)	1,006,250	1,000,000	*	3.24%
Scott Smith (6)	530,000	–	*	–
Giuseppe Crisafi (4)(7)	5,715,000	4,965,000	*	16.11%
Guy Norberg (3)	6,250,000	–	*	–
Jerry Katzman, M.D. (4)(8)	991,900	–	*	–
Christopher D. Phillips (4) 445 Park Avenue New York, NY 10022	–	–	*	–
Shad Stastney (4) 445 Park Avenue New York, NY 10022	–	–	*	–
All directors and executive officers as a group (9 persons) (4)(9)	20,745,650	5,965,000	2.00%	19.35%

More than 5% Holders
Vicis Capital, LLC (4)(10) 445 Park Avenue New York, NY 10022	1,012,347,950	–	88.02%	–
Vicis Capital Master Fund (4)(10) 445 Park Avenue New York, NY 10022	1,012,347,950	–	88.02%	–
______________________________________
* less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner listed above is c/o The Amacore Group, Inc., Maitland Promenade One, 485 North Keller Road, Suite 450, Maitland, Florida 32751.

(2)	Calculated without respect to voting power.

(3)	Includes 4,500,000 shares of Class A Common Stock issuable upon exercise of outstanding warrants.

(4)
Based upon the Company’s books and records and information obtained from documents filed with the SEC, to the best of the Company’s knowledge, the ownership amounts reflect accurately the beneficial owner’s current holdings as of the date of this analysis.

(5)	Mr. Marcus ceased to be the Chief Executive Officer and a director of the Company on August 25, 2008.

(6)	Includes 500,000 shares of Class A Common Stock issuable upon exercise of outstanding warrants.

(7)	Mr. Crisafi ceased to be the Chief Financial Officer of the Company on August 25, 2008.

(8)	Dr. Katzman ceased to be the Chief Medical Officer and a director of the Company on August 25, 2008.

(9)
Includes 11,243,150 shares of Class A Common Stock outstanding and 9,500,000 shares of Class A Common Stock issuable upon exercise of outstanding warrants beneficially owned by the directors and named executive officers and 2,500 shares of Class A Common Stock beneficially owned by another executive officer.

(10)
Includes 2,400,000 shares of Class A Common Stock issuable upon conversion of Series G Convertible Preferred Stock, 800,000 shares of Class A Common Stock issuable upon conversion of Series H Convertible Preferred Stock and 118,125,000 shares of Class A Common Stock issuable upon exercise of outstanding warrants.  Vicis Capital, LLC, as the investment advisor of the Vicis Capital, has voting power and investment control over the securities beneficially owned by the Vicis Capital and may be deemed the beneficial owner of these securities.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any of them, has any interest, direct or indirect, by security holdings or otherwise, in the first, second and fifth actions that is not otherwise shared by the remaining stockholders.  [With respect to the third and fourth actions, all persons who serve or have served as a director (including those directors affiliated with Vicis Capital) or executive officer of the Company since the beginning of the Company’s last fiscal year will be provided additional protection through the clarity of the limitation of liability provision and the indemnification and advancement of expenses provisions.  The direct protection is not otherwise shared by the remaining stockholders; however, to the extent these provisions allow the Company to continue to attract and retain the most qualified individuals to act as members of the Board of Directors and senior management, it is anticipated that all stockholders will benefit.

The Amendments and Reverse Split Amendment were approved unanimously by the Company’s Board of Directors on June 23, 2009 and, thus, no member of the Board of Directors opposed.

WHERE YOU CAN FIND MORE INFORMATION;
INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports and other information with the SEC.  The Company’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  Copies of certain information filed by the Company with the SEC are also available on the Company’s website at http://www.amacoregroup.com.  This is an inactive hyperlink, and information on the Company’s website is neither part of, nor is it incorporated by reference into, this Information Statement, except as specifically provided below.

You may also read and copy any document the Company files with the SEC at its public reference room, located at 100 F Street, N.E., Washington, D.C.  20549.  You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.

NEITHER THE AMENDMENTS NOR THE REVERSE SPLIT AMENDMENT HAVE BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS THAT HAVE BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS AND OTHER RELEVANT BACKGROUND INFORMATION.

By Order of the Board of Directors, /s/ Jay Shafer Jay Shafer Chief Executive Officer and Director Maitland, Florida September 8, 2009

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

THE AMACORE GROUP, INC.

________________________________________

The undersigned, pursuant to the provisions of Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), adopts the following Amended and Restated Certificate of Incorporation of The Amacore Group, Inc., a corporation duly organized under the laws of the State of Delaware on May 31, 1994 (the “Corporation”).

The following Amended and Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of the Corporation originally filed with the Secretary of State of the State of Delaware on May 31, 1994 and supersedes the original Certificate of Incorporation and all prior amendments thereto in their entirety.

The undersigned confirms and certifies that this Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation at a meeting duly called and held and that the amendments to the Certificate of Incorporation contained herein were adopted by a majority of the stockholders of the Corporation pursuant by a written consent of a least a majority of the outstanding stock entitled to vote thereon in lieu of a duly convened meeting of the stockholders, all in accordance with Sections 141, 228, 242 and 245 of the DGCL.

FIRST:  Name.  The name of the Corporation (hereinafter called the “Corporation”) is The Amacore Group, Inc.

SECOND:  Registered Office and Agent.  The address, including street, number, city and county of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road Suite 400, City of Wilmington, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD:  Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL, including, but not limited to: (a) the sale of healthcare benefit membership plans, healthcare products, financial services and consumer products; (b) the provision of product fulfillment, customer support, membership billing, claims administration, provider membership network maintenance and information technology services; and (c) the marketing of major and limited medical benefit plans, financial services and healthcare products.

FOURTH:  Authorized Capital Stock.  Subject to adjustment pursuant to subparagraph (a) below, the total number of shares of capital stock which the Corporation is authorized to issue shall be Six Billion (6,000,000,000) shares of which Five Billion Eight-Hundred Sixty Million (5,860,000,000) shares shall be designated as Class A common stock with a par value of One Tenth of One Cent ($0.001) per share and One Hundred Twenty Million (120,000,000) shares shall be designated as Class B common stock with a par value of One Tenth of One Cent ($0.001) per share.  The remaining Twenty Million (20,000,000) shares shall be Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share.

(a)           Common Stock.  Each share of Class A common stock shall be entitled to one vote per share on all matters required by law to be submitted to a vote of the holders of the common shares, and each share of Class B common stock shall be entitled to vote at the rate of five (5) votes per share on all matters required by law to be submitted to a vote of the holders of the common shares.  Holders of the shares of Class A common stock and Class B common stock shall vote together on all matters except as may otherwise be required under the DGCL.  The rights of the shares of Class A common stock and Class B common stock otherwise shall be identical in all respects.  Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder thereof.  Upon the transfer of shares of Class B common stock by the initial holders thereof, each of said shares, without any action on the part of the holders thereof, automatically shall be converted into one share of Class A common stock on the stock record books of the Corporation.

(b)           Preferred Stock.  The Corporation is authorized to issue the shares of preferred stock from time to time in one or more series with such designations, relative rights, preferences and limitations or qualifications as shall be fixed by the Board of Directors in the resolution or resolutions providing for the issue of such shares.  The Board of Directors is expressly authorized to adopt such resolution or resolutions providing for the issue of such shares from time to time as the Board of Directors, in its discretion, may deem desirable.

(c)           Series A Preferred Stock.  This subparagraph (c) of this Article FOURTH is intended to fully incorporate the terms of, and be a successor to, that certain Certificate of Designation of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on November 12, 1999.  The powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions of the Corporation’s Series A Convertible Preferred Stock are hereby fixed as set forth below:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article 4 of the Corporation’s certificate of incorporation, as amended (the “Certificate of Incorporation”), a series of Preferred Stock of the Corporation be, and it hereby is, created out of the authorized but unissued shares of the capital stock of the Corporation, such series to be designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”), to consist of 1,500 shares, par value $0.001 per share, of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof, shall be (in addition to those set forth in the Corporation’s Certificate of Incorporation) as follows:

1.           Dividend Rights.  Holders of shares of Series A Preferred Stock shall have no right to receive dividends.

2.           Liquidation Rights.

2.1         In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (each of which is hereinafter referred to as a “Liquidation”), the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount per share equal to $1,000, before any distribution shall be made to the holders of Class A or Class B Common Stock or any other stock junior to Series A Preferred Stock as to the distribution of assets upon Liquidation.  (Except as specifically indicated or unless the context requires otherwise, references herein to Common Stock include the Class A and Class B Common Stock).  If upon Liquidation the Corporation’s assets are not sufficient to pay in full the amounts so payable to the holders of shares of Series A Preferred Stock and the holders of any other series of Preferred Stock ranking on a parity as to the distribution of assets on Liquidation with shares of Series A Preferred Stock, all shares of Series A Preferred Stock and of such other series of Preferred Stock shall participate ratably in the distribution of assets in proportion to the full amounts to which they are respectively entitled.

2.2         For the purpose of this Paragraph 2, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all of its assets, shall not constitute or be deemed a Liquidation.

3.           Redemption.

3.1         At any time on or after the third anniversary of the date upon which shares of Series A Preferred Stock are first issued (the “Date of Initial Issue”), the Corporation shall have the right to redeem, in whole or in part, all of the outstanding shares of Series A Preferred Stock at a price of $1,200 per share to the extent the Corporation shall have funds legally available for such payment.

3.2         Notice or redemption of Series A Preferred Slack shall be given to the holders of shares of Series A Preferred Stock by mailing to such holders a notice of such redemption, first class, postage prepaid, not less than 20 nor more than 30 days before the date fixed for redemption, at their last addresses as they shall appear upon the books of the Corporation.  Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to any stockholder whose shares of Series A Preferred Stock have been designated for redemption shall not affect tile validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.  The notice of redemption shall state the number of outstanding shares of Series A Preferred Stock to be redeemed from such holder and the date fixed for such redemption, the price at which such shares are to be redeemed, and where payment of the redemption price is to be made upon surrender of such shares.

3.3         On and after the date fixed in any such notice of redemption as the date of redemption (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price), all rights as stockholders of the Corporation of the holders of shares of Series A Preferred Stock to be redeemed, except the right to receive the redemption price as herein provided, shall cease and terminate.  At any time on or after the date fixed as aforesaid for such redemption, the respective holders of record of shares of Series A Preferred Stock to be redeemed shall be entitled to receive the redemption price upon actual delivery to the Corporation of certificates of the shares to be redeemed. such certificates, if required by the Corporation, to be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly executed in blank.

3.4         In the event that the Corporation does not have funds legally available to redeem all of the shares of Series A Preferred Stock at the time specified in Paragraph 3.3, the Corporation shall so advise the bolder or holders of the shares in writing by first class registered or certified mail sent to each such holder’s address as it appears on the records of the Corporation, and the obligation of the Corporation to redeem such shares shall be postponed until such time as the Corporation shall have funds legally available to permit such redemption.  At such time, the Corporation shall fix a postponed date for the redemption and so advise the holder or holders of such shares in writing in the manner provided in Paragraph 3.2.

4.           Status of Series A Preferred Stock Reacquired.  Shares of Series A Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with applicable provisions of the laws of the State of Delaware), be deemed to be canceled and have the status of authorized and unissued shares of the class of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

5.           Voting Rights.  Except as required by law, no holder of Series A Preferred Stock will be entitled to vote on matters as to which stockholders generally are entitled to vote.

6.           Conversion Rights.

6.1         Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, into 2,000 shares of Class A Common Stock (the “Conversion Rate”). subject to adjustment as hereinafter provided, at any time or from time to time upon the terms and in the manner hereinafter set forth in this Paragraph 6.

6.1.2      In order to convert shares of Series A Preferred Stock into Class A Common Stock, the holder thereof shall (i) surrender the certificate or certificates for such shares of Series A Preferred Stock, duly endorsed to the Corporation or in blank, to the Corporation at its principal office or at the office of the agency maintained for such purposes, (ii) give written notice to the Corporation at such office that such holder elects to convert such shares of Series A Preferred Stock, and (iii) state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued.  Each conversion shall be deemed to have been effected at the close of business on the date on which the Corporation or such agency shall have received such surrendered Series A Preferred Stock certificate(s), and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the record holder or holders of the shares represented thereby on such date.  As soon as practicable after such conversion, the Corporation shall issue or deliver at such office to the holder for whose account such shares of Series A Preferred Stock were so surrendered, or to such holder’s nominee or nominees, certificates (bearing such legend(s) as may be required under applicable securities laws) for the number of full shares of Class A Common Stock to which such holder shall be entitled, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the closing price per share of the Class A Common Stock on the principal exchange (including for this purpose, the Nasdaq National Market) on which it is then listed, or if it is not so listed, the closing bid price per share for such stock, as reported by Nasdaq, the OTC Bulletin Board, the National Quotation Bureau, Incorporated or other similar service which regularly reports closing bid quotations for such stock, in each instance as of the close of business on the date of such conversion.

6.2         The conversion rate shall be subject to adjustment from time to time in case the Corporation shall pay a stock dividend on its Class A Common Stock (other than in shares of the Series A Preferred Stock), or in case the Corporation shall subdivide or combine the outstanding shares of Class A Common Stock, the conversion rate shall immediately be proportionately adjusted.  In case of any capital reorganization or any reclassification of the capital stock of the Corporation or in case of the consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation as or substantially as an entirety to another corporation, each share of Series A Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Class A Common Stock of the Corporation then deliverable upon conversion of such share of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the shares of Series A Preferred Stock, to  the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series A Preferred Stock.

6.3         No adjustment in the conversion rate shall be required unless such adjustment (and any other adjustments which by reason of this Paragraph 6.3 are not required to be made) would not, if made, entitle the holders of all then outstanding shares of Series A Preferred Stock upon conversion thereof to receive additional shares of Class A Common Stock equal in the aggregate to one percent (1%) or more of the total issued and outstanding shares of Class A Common Stock.  All calculations under this Paragraph 6.3 shall be made to the nearest one one-hundredth (1/100) of a share.

6.4         Whenever the conversion rate is adjusted as herein provided, an officer of the Corporation shall compute thee adjusted conversion rare in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted conversion rate and showing in detail the facts upon which such adjustment is based, and a copy of such written instrument shall forthwith be mailed to each holder of record of the Series A Preferred Stock, and made available for inspection by the stockholders of the Corporation.

6.5         The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A Common Stock, for the purpose of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Class A Common Stock then deliverable upon the conversion of all shares of Series A Preferred Stock then outstanding, and such shares shall be listed, subject to notice of issuance, on any stock exchange(s) on which outstanding shares of Class A Common Stock may then be listed.

6.6         The Corporation will pay and all taxes that may be payable in respect of the issuance or delivery of share& of Class A Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto.  The Corporation shall not. however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

6.7         All issued and outstanding shares of Series A Preferred Stock shall be deemed to have been converted into, and shall (without any action of the holder thereof) become, that number of fully paid and nonassessable shares of Class A Common Stock into which such shares of Series A Preferred Stock are then convertible in accordance with the provisions of this Paragraph 6 immediately upon the consummation of the Corporation’s sale of Common Stock in a bona fide public offering on an underwritten firm commitment basis pursuant to a registration statement declared effective by the Securities and Exchange Commission pursuant to the Securities Act of 1933, which public offering results in aggregate gross cash proceeds to the Corporation of at least $5,000,000.

7.           Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series A Preferred Stock shall not have any preferences or relative, participating, optional or other special rights other than those specifically set forth in this resolution and in the Certificate of Incorporation, as amended.

8.           Severability of Provisions.  If any right, preference or limitation of the Series A Preferred set forth in this resolution is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

9.           Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(d)           Series G Preferred Stock.  This subparagraph (d) of this Article FOURTH is intended to fully incorporate the terms of, and be a successor to, that certain Certificate of Designation of Series G Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on November 7, 2007, as amended by that certain Amended Certificate of Designation of Series G Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on January 14, 2008, as amended and restated by that certain Amended and Restated Certificate of Designation of Series G Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on May 1, 2008, as amended by that certain Certificate of Amendment of Certificate of Designation of Series G Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on May 8, 2008.  The powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions of the Corporation’s Series G Convertible Preferred Stock are hereby fixed as set forth below:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof (in addition to those set forth in the Corporation’s Certificate of Incorporation) as follows:

1.           Designation.  This series shall be designated as Series G Convertible Preferred Stock (the “Series G Preferred Stock”), to consist of One Thousand Two Hundred (1,200) shares, par value $0.001 per share, with a mandatory conversion date of July 15, 2011.

2.           Rank.  The Series G Preferred Stock shall rank (i) prior to all classes of the Corporation’s common stock; (ii) prior to an other series of the Corporation’s Preferred Stock outstanding as of the Issuance Date (defined below); (iii) prior to any class or series of capital stock of the Corporation hereafter created that does not, by its terms, rank senior to or pari passu with the Series G Preferred Stock (each security described in (i) through (iii), a “Junior Security” and collectively, the “Junior Securities”); (iv) pari passu with the Series D Convertible Preferred Stock (“Series D Preferred Stock”) and the Series E Convertible Preferred Stock (“Series E Preferred Stock”) and any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks on parity with the Series G Preferred Stock (the “Pari Passu Securities”'); and (v) junior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks senior to the Series G Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.  For purposes of this Certificate of Designation, “Issuance Date” means, with respect to any share of the Corporation’s capital stock, the date such share was originally issued by the Corporation.  The Issue Date shall be deemed to be the date on which the Corporation initially issues a share regardless of the number of transfers of such share recorded on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

3.           Stated Value.  The stated value of the Series 0 Preferred Stock shall be Ten Thousand Dollars ($10,000) per share (the “Stated Value”).

4.           Cumulative Preferred Dividends.  Before any dividends shall be paid or set aside for payment on any Junior Security of the Corporation, each holder of the Series G Preferred Stock (each a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends payable on the Stated Value of the Series G Preferred Stock at a rate of 6% per annum, which shall be cumulative, accrue daily from the Issuance Date and be due and payable on the first day of each calendar quarter (each a “Dividend Date”).  Such dividends shall accrue whether or not declared, but no dividend shall be paid unless there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.  The accumulation of unpaid dividends shall bear interest at a rate of 6% per annum.  If a Dividend Date is not a- business day, then the dividend shall be due and payable on the business day immediately following such Dividend Date.  Dividends shall be payable in cash or shares of the Corporation’s Class A Common Stock, at Current Market Price (defined below), at the Holder’s option.

5.           Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (each of which is hereinafter referred to as a “Liquidation Event”), and before any distribution shall be made to the holders of any shares of any Junior Security of the Corporation, the holders of shares of Series G Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount per share equal to the Stated Value of the Series G Preferred Stock plus the aggregate amount of accumulated but unpaid dividends on each share of Series G Preferred Stock.  If, upon a Liquidation Event, the assets of the Corporation, or proceeds thereof, to be distributed among the holders of the Series G Preferred Stock are insufficient to permit payment in full to such Holders of the aggregate amount that they are entitled to be paid by their terms, then the entire assets, or proceeds thereof, available to be distributed to the corporation’s stockholders shall be distributed to the holders of the Series G Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  Prior to the Liquidation Event, the corporation shall declare for payment all accrued and unpaid dividends with respect to the Series G Preferred Stock but only to the extent of funds of the Corporation legally available for the payment of dividends.  For the purpose of this Paragraph 5, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all of its assets, shall not constitute or be deemed a Liquidation Event

6.           Voting Rights.  Except as otherwise required by law, no holder of Series G Preferred Stock will be entitled to vote on matters as to which stockholders generally are entitled to vote.

7.           Optional Conversion by Holder.

7.1         Conversion Price.  At any time after the date hereof (the “Initial Conversion Date”), each share of Series G Preferred Stock shall be convertible at the option of such Holder into that number of shares of Class A Common Stock of the Corporation equal to (y) the Stated Value of such share of Series G Preferred Stock divided by (z) a per share price of the Class A Common Stock of $5.00 per share (the “Conversion Price”).  The Conversion Price is subject to adjustment as hereinafter provided, at any time or from time to time upon the terms and in the manner herein after set forth in Paragraph 7.3.

7.2         Conversion Procedures.

(a)         In order to convert any share of Series G Preferred Stock into Class A Common Stock, the holder thereof shall (i) surrender the certificate or certificates for such shares of Series G Preferred Stock, duly endorsed to the Corporation or in blank, to the Corporation at its principal office or at the office of the agency maintained for such purposes, (ii) give written notice to the Corporation at such office that such holder elects to convert such shares of Series G Preferred Stock, in the same form as Exhibit I and (iii) state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued.  Each conversion shall be deemed to have been effected at the close of business on the date on which the Corporation or such agency shall have received such surrendered Series G Preferred Stock certificate(s), and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the record holder or holders of the shares represented thereby on such date.  After such Conversion Notice, the Corporation shall issue or deliver at such office to the holder for whose accounts such shares of Series G Preferred Stock were so surrendered, or to such holder’s nominee or nominees, certificates (bearing such ledger(s) as may be required under applicable securities laws) for the number of full shares of Class A Common Stock to which such holder shall be entitled.  No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the conversion of the Series G Preferred Stock.

(b)         Upon receipt by the Corporation of copy of a Conversion Notice, as shown in Exhibit I, the Corporation shall (i) as soon as practicable, but in any event within one (1) Business Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (ii) if the Conversion Notice is delivered on or before 8:00 p.m., New York City Time, then on or before the second (2nd) Business Day following the date of receipt by the Corporation of such Conversion Notice, or if the Conversion Notice is delivered after 8:00 p.m., New York City Time, then on or before the third (3rd) Business Day following the date of receipt by the Corporation of such Conversion Notice (the “Share Delivery Date”), (A) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled (provided that if such delivery is to be made outside of New York City then such delivery may be made on the next Business Day), or (B) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system.  If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three Business Days after receipt of the Preferred Stock Certificate(s) (the “Preferred Stock Delivery Date”) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

7.3         Adjustment of Conversion Price.  The Conversion Price shall be subject to adjustment from time to time as follows:

(a)         Adjustment Due to Dividends, Stock Splits, Etc.  If, at any time on or after the Issuance Date, the number of outstanding shares of Class A Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Conversion Price shall be proportionately reduced by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common Stock immediately after such event, or if the number of outstanding shares of Class A Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common Stock immediately after such event.  In such event, the Corporation shall notify the Corporation’s Transfer Agent of such change on or before the effective date thereof.

(b)         Adjustment Due to Merger, Consolidation, Etc.  If, at anytime after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Class A Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Class A Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), and, if such Corporate Change is not a Liquidation Event pursuant to the terms of Paragraph 5, then the Holders shall thereafter have the right to receive upon conversion, in lieu of the shares of Class A Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Class A Common Stock which would have been issuable upon conversion had such Corporate Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holders of a majority of the Series G Preferred Stock then outstanding) shall be made with respect to the rights and interests of the Holders to the end that the economic value of the shares of Series G Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Class A Common Stock immediately prior to such Corporate Change.

(c)         Adjustment Due to Dilutive Issuances.  Except for any Qualified Issuance (as hereinafter defined), if at any time the Corporation shall offer, issue or agree to issue any Class A Common Stock or securities convertible into or exercisable for shares of Class A Common Stock (or modify any of the foregoing which may be outstanding at any time prior to the Issuance Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price then in effect, then, for each such occasion, as to each share of Series G Preferred Stock, without the consent. of the Holder, the Conversion Price shall be adjusted to equal such other lower price per share, and, as to shares of Class A Common Stock, if any, that were previously issued upon conversion of shares of the Series G Preferred Stock, the Corporation shall issue additional shares of Class A Common Stock to the Holder so that the average per share purchase price of the shares of Class A Common Stock issued to the Holder upon the conversion of all shares of Series G Preferred Stock is equal to such other lower price per share.  For purposes of this Section 7.3(c) “Qualified Issuance” shall mean (x) the grant, issuance or exercise of any convertible securities pursuant to a qualified or non-qualified stock option plan of the Corporation or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Board and approved by the Corporation’s shareholders, as may be amended from time to time, (y) the grant, issuance or exercise of any convertible securities in connection with the hire or retention of any officer, director or key employee of the Corporation, provided such grant is approved by the Board, or (z) the issuance of any shares of Class A Common Stock pursuant to the grant or exercise of convertible securities outstanding as of the date hereof (exclusive of any subsequent amendments thereto).

(d)         Second Anniversary Market Price Adjustment.  If, on November 7, 2009, the Current Market Price (as defined below) of the Class A Common Stock is less than the Conversion Price then in effect, the Conversion Price shall be reduced, but in no event increased, to such Current Market Price; provided that, the Current Market Price shall never be less than $0.01.  Unless the Corporation exercises its right of redemption set forth in Section 9 hereof within ten (10) days after November 7. 2009, the Conversion Price shall automatically be adjusted as set forth in the preceding sentence, and, as to shares of Class A Common Stock, if any, that were previously issued upon conversion of shares of the Series G Preferred Stock, the Corporation shall issue additional shares of Class A Common Stock to the Holder so that the average per share purchase price of the shares of Class A Common Stock issued to the Holder upon the conversion of all shares of Series G Preferred Stock is equal to such other lower price per share.  The “Current Market Price” means the average of the VWAP (as defined below) of the Class A Common Stock for the ten (10) trading days immediately preceding November 7, 2009.  “VWAP” means, for any date, (i) the daily volume weighted average price of the Class A Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

(e)         Other Adjustments.  If the Corporation takes any action affecting the Class A Common Stock after the date hereof that would be covered by this Paragraph 7.3, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Series G Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

7.4         Written Instrument as to Adjustments.  Whenever the Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and a copy of such written instrument shall forthwith be mailed to each holder of record of the Series G Preferred Stock, and made available for inspection by the stockholders of the Corporation.

7.5         Reservation of Class A Common Stock.  The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A Common Stock, for the purpose of effecting the conversion of the shares of Series G Preferred Stock, the full number of shares of Class A Common Stock then deliverable upon the conversion of all shares of Series G Preferred Stock then outstanding, and such shares shall be listed, subject to notice of issuance, on any stock exchange(s) on which outstanding shares of Class A Common Stock may then be listed.

7.6         Payment of Taxes.  The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Class A Common Stock on conversion of shares of Series G Preferred Stock pursuant hereto.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that in which the shares of Series G Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

7.7         Ownership Cap and Certain Exercise Restrictions.

(a)         Notwithstanding anything to the contrary set forth in this Certification of Designation, at no time may a Holder of this Series G Preferred Stock exercise this Series G Preferred Stock if the number of shares of Class A Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Class A Common Stock owned by such Holder at such time, the number of shares of Class A Common Stock which would result in such Holder owning more than 4.999% of all of the Class A Common Stock outstanding at such time; provided, however, that upon a holder of this Series G Preferred Stock providing the Corporation with sixty-one (61) days notice (the “Waiver Notice”) that such Holder would like to waive this Section 7.7(a) with regard to any or all shares of Class A Common Stock issuable upon exercise of this Series G Preferred Stock, this Section 7.7(a) will be of no force or effect with regard to all or a portion of the Series G Preferred Stock referenced in the Waiver Notice.

(b)         The Holder may not exercise the Preferred Stock hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Class A Common Stock, including shares issuable upon exercise of the Series G Preferred Stock held by the Holder after application of this Section; provided, however that upon a Holder of this Series G Preferred Stock providing the Corporation with a Waiver Notice that such holder would like to waive this Section 7.7(b) with regard to any or all shares of Class A Common Stock issuable upon exercise of the Series G Preferred Stock, this Section 7.7(b) shall be of no force or effect with regard to those shares of Series G Preferred Stock referenced in the Waiver Notice.

7.8         No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Paragraphs 7.1 through 7.7 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

8.           Mandatory Conversion or Redemption at Maturity.  If (a) any share of Series G Preferred Stock remains outstanding on July 15, 2011, (the “Maturity Date”) and (b) there is at the Maturity Date, and has been for the period of 90 days preceding such Maturity Date, an effective registration statement covering the resale of all of the Class A Common Stock underlying the Series G Preferred Stock by the Holders (a “Registration Statement”), then the Corporation shall automatically convert each such share at the Conversion Price as of the Maturity Date without the Holder of such share being required to give a Conversion Notice on such Maturity Date.  If a Registration Statement is not effective on the Maturity Date and has not been effective for at least a period of 90 days preceding the Maturity Date, the Series G Preferred Stock shall not be so converted but shall remain outstanding until such time Holder, in its sole discretion, chooses to convert the Series G Preferred Stock by delivering a Conversion Notice to the Corporation.  The conversion of Series G Preferred Stock pursuant to the foregoing sentence shall be effected at the Conversion Price as of the date of the Conversion Notice and shall be otherwise made pursuant to and in accordance with the procedures specified in Section 7 hereof.

9.           Optional Redemption by the Corporation.

9.1         Call for Redemption.  In the event that the Conversion Price would be reduced below $1.50 as a result of Section 7.3(d) hereof, the Corporation may at its option, within ten (10) days after November 7, 2009, elect to call for redemption of all the shares of Series G Preferred Stock outstanding, but not less than all the shares of the Series G Preferred Stock then outstanding.

9.2         Redemption Price.  The Corporation shall effect any redemption of the Series G Preferred Stock set forth in Section 9.1 by paying in cash in exchange for each share of Series G Preferred Stock to be redeemed a sum equal to 150% of the Stated Value of such share of Series G Preferred Stock less all dividends paid thereon (the “Redemption Price”).

9.3         Redemption Notice.  Within ten (10) days after November 7, 2009, the Corporation shall send a notice to each Holder to the address in the Corporation’s books and records (a “Series G Redemption Notice”) setting forth (A) the date the Series G Preferred Stock is to be redeemed by the Corporation (the “Redemption Date”), which date shall not be more than twenty (20) days after the date of the Series G Redemption Notice, (B) the Series G Redemption Price for the shares to be redeemed; and (C) the manner in which such Holders may obtain payment of the Redemption Price upon surrender of their share certificates.

9.4         Surrender of Certificates.  Each Holder of shares of Series G Preferred Stock shall surrender such Holder’s certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

9.5         Suspension of Optional Conversion Rights.  In the event of a call for redemption of shares of Series G Preferred Stock, the conversion rights (as defined in Section 7) for Series 0 Preferred Stock shall terminate at the close of business on the fifth (5th) day preceding the Redemption Date, unless default is made in payment of the Redemption Price.

10.         Required Holder Approvals.  So long as any shares of Series G Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the Holders of a majority of the then outstanding shares of Series G Preferred Stock: (a) amend the rights, preferences or privileges of the Series G Preferred Stock set forth in this Certificate of Designation, (b), amend or waive any provision of its Certificate of Incorporation in a manner that would alter the rights, preferences or privileges of the Series G Preferred Stock, (c) create any Senior Securities, or (d) enter into any agreement with respect to the foregoing clauses (a) through (c).

11.         Notice of Corporate Events.  If the Corporation (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Corporation, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall deliver to the Holders a notice describing the material terms and conditions of such transaction, at least 10 calendar days prior to the applicable record or effective date on which Common Stock would need to be owned in order to participate in or vote with respect to such transaction, and the Corporation will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert its Series G Preferred Stock prior to such time so as to participate in or vote with respect to such transaction.

12.         Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series G Preferred Stock shall not have any preferences or relative, participating, optional or other special rights other than those specifically set forth in this resolution and in the Certificate of Incorporation, as amended.

13.         Status of Series G Preferred Stock Reacquired.  Shares of Series G Preferred Stock, which have been issued and reacquired in any manner shall (upon compliance with applicable provisions of the laws of the State of Delaware), be deemed to be canceled and have the status of authorized and unissued shares of the class of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

14.         Severability of Provisions.  If any tight, preference or limitation of the Series G Preferred Stock set forth in this resolution is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

15.         Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

EXHIBIT I

NOTICE OF CONVERSION
(To be Executed by the Registered Holder
in order to Convert the Series G Preferred Stock)

The undersigned hereby elects to convert __________ shares of Series G Preferred Stock (the “Conversion”), represented by stock certificate No(s). __________ (the “Preferred Stock Certificates”), into shares of Class A Common Stock (“Class A Common Stock”) of The Amacore Group, Inc. (the “Corporation”) according to the conditions of the Certificate of Designation of the Series D Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below.  If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.  A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

[The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is __________) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).]

The undersigned acknowledges that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series G Preferred Stock may only be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

[In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.]

Date of Conversion: _________________________

Conversion Price: _________________________________

Number of Shares of Common
Stock to be Issued: ____________________________

[Holder]

By: ___________________________
Name:
Title:

Address:  ___________________________
__________________________
__________________________

(e)           Series H Preferred Stock.  This subparagraph (e) of this Article FOURTH is intended to fully incorporate the terms of, and be a successor to, that certain Certificate of Designation of Series H Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on June 3, 2008.  The powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions of the Corporation’s Series G Convertible Preferred Stock are hereby fixed as set forth below:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof (in addition to those set forth in the Corporation’s Certificate of Incorporation) as follows:

1.           Designation.  This series shall be designated as Series H Convertible Preferred Stock (the “Series H Preferred Stock”), to consist of Four Hundred (400) shares, par value $0.001 per share, with a mandatory conversion date of July 15, 2011.

2.           Rank.  The Series H Preferred Stock shall rank (i) prior to all classes of the Corporation’s common stock; (ii) except as otherwise set forth herein, prior to all other series of the Corporation’s Preferred Stock outstanding as of the Issuance Date (defined below); (iii) prior to any class or series of capital stock of the Corporation hereafter created that does not, by its terms, rank senior to or pari passu with the Series H Preferred Stock (each security described in (i) through (iii), a “Junior Security” and collectively, the “Junior Securities”); (iv) pari passu with the Series D Convertible Preferred Stock (“Series D Preferred Stock”), the Series E Convertible Preferred Stock (“Series E Preferred Stock”) and the Series G Convertible Preferred Stock (“Series G Preferred Stock”) and any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks on parity with the Series H Preferred Stock (the “Pari Passu Securities”); and (v) junior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks senior to the Series H Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.  For purposes of this Certificate of Designation, “Issuance Date” means, with respect to any share of the Corporation’s capital stock, the date such share was originally issued by the Corporation.  The Issue Date shall be deemed to be the date on which the Corporation initially issues a share regardless of the number of transfers of such share recorded on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

3.           Stated Value.  The stated value of the Series H Preferred Stock shall be Ten Thousand Dollars ($10,000) per share (the “Stated Value”).

4.           Cumulative Preferred Dividends.  Before any dividends shall be paid or set aside for payment on any Junior Security of the Corporation, each holder of the Series H Preferred Stock (each a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends payable on the Stated Value of the Series H Preferred Stock at a rate of 6% per annum, which shall be cumulative, accrue daily from the Issuance Date and be due and payable on the first day of each calendar quarter (each a “Dividend Date”).  Such dividends shall accrue whether or not declared, but no dividend shall be paid unless there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.  The accumulation of unpaid dividends shall bear interest at a rate of 6% per annum.  If a Dividend Date is not a business day, then the dividend shall be due and payable on the business day immediately following such Dividend Date.  Dividends shall be payable in cash or shares of the Corporation’s Class A Common Stock, at Current Market Price (defined below), at the Holder’s option.

5.           Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (each of which is hereinafter referred to as a “Liquidation Event”), and before any distribution shall be made to the holders of any shares of any Junior Security of the Corporation, the holders of shares of Series H Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount per share equal to the Stated Value of the Series H Preferred Stock plus the aggregate amount of accumulated but unpaid dividends on each share of Series H Preferred Stock.  If, upon a Liquidation Event, the assets of the Corporation, or proceeds thereof, to be distributed among the holders of the Series H Preferred Stock are insufficient to permit payment in full to such Holders of the aggregate amount that they are entitled to be paid by their terms, then the entire assets, or proceeds thereof, available to be distributed to the corporation’s stockholders shall be distributed to the holders of the Series H Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  Prior to the Liquidation. Event, the corporation shall declare for payment all accrued and unpaid dividends with respect to the Series H Preferred Stock but only to the extent of funds of the Corporation legally available for the payment of dividends.  For the purpose of this Paragraph 5, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all of its assets, shall not constitute or be deemed a Liquidation Event.

6.           Voting Rights.  Except as otherwise required by law, no holder of Series-H Preferred Stock will be entitled to vote on matters as to which stockholders generally are entitled to vote.

7.           Optional Conversion by Holder.

7.1         Conversion Price.  At any time after the date hereof (the “Initial Conversion Date”), each share of Series H Preferred Stock shall be convertible at the option of such Holder into that number of shares of Class A Common Stock of the Corporation equal to (y) the Stated Value of such share of Series H Preferred Stock divided by (z) a per share price of the Class A Common Stock of $5.00 per share (the  “Conversion Price”).   The Conversion Price is subject to adjustment as hereinafter provided, at any time or from time to time upon the terms and in the manner herein after set forth in Paragraph 7.3.

7.2         Conversion Procedures.

(a)         In order to convert any share of Series H Preferred Stock into Class A Common Stock, the holder thereof shall (i) surrender the certificate or certificates for such shares of Series H Preferred Stock, duly endorsed to the Corporation or in blank, to the Corporation at its principal office or at the office of the agency maintained for such purposes, (ii) give written notice to the Corporation at such office that  such holder elects to convert such shares of Series H Preferred Stock, in the same form as Exhibit I and (iii) state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued.  Each conversion shall be deemed to have been effected at the close of business on the date on which the Corporation or such agency shall have received such surrendered Series H Preferred Stock certificate(s), and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the record holder or holders of the shares represented thereby on such date.  After such Conversion Notice, the Corporation shall issue or deliver at such office to the holder for whose accounts such shares of Series H Preferred Stock were so surrendered, or to such holder’s nominee or nominees, certificates (bearing such ledger(s) as may be required under applicable securities laws) for the number of full shares of Class A Common Stock to which such holder shall be entitled.  No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the conversion of the Series H Preferred Stock.

(b)         Upon receipt by the Corporation of copy of a Conversion Notice, as shown in Exhibit I, the Corporation shall (i) as soon as practicable, but in any event within one (1) Business Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (ii) if the Conversion Notice is delivered on or before 8:00 p.m., New York City Time, then on or before the second (2nd) Business Day following the date of receipt by the Corporation of such Conversion Notice, or if the Conversion Notice is delivered after 8:00 p.m., New York City Time, then on or before the third (3rd) Business Day following the date of receipt by the Corporation of such Conversion Notice (the “Share Delivery Date”), (A) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled (provided that if such delivery is to be made outside of New York City then such delivery may be made on the next Business Day), or (B) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system.  If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three Business Days after receipt of the Preferred Stock Certificate(s) (the “Preferred Stock Delivery Date”) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

7.3         Adjustment of Conversion Price.  The Conversion Price shall be subject to adjustment from time to time as follows:

(a)         Adjustment Due to Dividends, Stock Spits, Etc.  If, at any time on or after the Issuance Date, the number of outstanding shares of Class A Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Conversion Price shall be proportionately reduced by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common stock immediately after such event, or if the number of outstanding shares of Class A Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common Stock immediately after such event.  In such event, the Corporation shall notify the Corporation’s Transfer Agent of such change on or before the effective date thereof.

(b)         Adjustment Due to Merger, Consolidation, Etc.  If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Class A Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Class A Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), and, if such Corporate Change is not a Liquidation Event pursuant to the terms of Paragraph 5, then the Holders shall thereafter have the right to receive upon conversion, in lieu of the shares of Class A Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Class A Common Stock which would have been issuable upon conversion had such Corporate Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holders of a majority of the Series H Preferred Stock then outstanding) shall be made with respect to the rights and interests of the Holders to the end that the economic value of the shares of Series H Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Class A Common Stock immediately prior to such Corporate Change.

(c)         Adjustment Due to Dilutive Issuances.  Except for any Qualified Issuance (as hereinafter defined), if at any time the Corporation shall offer, issue or agree to issue any Class A Common Stock or securities convertible into or exercisable for shares of Class A Common Stock (or modify any of the foregoing which may be outstanding at any time prior to the Issuance Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price then in effect, then, for each such occasion as to each share of 'Series H Preferred Stock, without the consent of the Holder, the Conversion Price shall be adjusted to equal such other lower price per share, and, as to shares of Class A Common Stock, if any, that were previously issued upon conversion of shares of the Series H Preferred Stock, the Corporation shall issue additional shares of Class A Common Stock to the Holder so that the average per share purchase price of the shares of Class A Common Stock issued to the Holder upon the conversion of all shares of Series H Preferred Stock is equal to such other lower price per share.  For purposes of this Section 7.3(c) “Qualified Issuance” shall mean (x) the grant, issuance or exercise of any convertible securities pursuant to a qualified or non-qualified stock option plan of the Corporation or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Board and approved by the Corporation’s shareholders, as may be amended from time to time, (y) the grant, issuance or exercise of-any convertible securities in connection with the hire or retention of any officer, director or key employee of-the Corporation, provided such grant is approved by the Board, or (z) the issuance of any shares of Class A Common Stock pursuant to the grant or exercise of convertible securities outstanding as of the date hereof (exclusive of any subsequent amendments thereto).

(d)         Second Anniversary Market Price Adjustment.  If, on November 7, 2009, the Current Market Price (as defined below) of the Class A Common Stock is less than the Conversion Price then in effect, the Conversion Price shall be reduced, but in no event increased, to such Current Market Price; provided that, the Current Market Price shall never be less than $0.01.  The Conversion Price shall automatically be adjusted as set forth in the preceding sentence, and, as to shares of Class A Common Stock, if any, that were previously issued upon conversion of shares of the Series H Preferred Stock, the Corporation shall issue additional shares of Class A Common Stock to the Holder so that the average per share purchase price of the shares of Class A Common Stock issued to the Holder upon the conversion of all shares of Series H Preferred Stock is equal to such other lower price per share.  The “Current Market Price” means the average of the VWAP (as defined below) of the Class A Common Stock for the ten (10) trading days immediately preceding the second anniversary of the Issuance Date.  “VWAP” means, for any date, (i) the daily volume weighted average price of the Class A Common Stock for such date on the OTC Bulletin Board us reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

(e)         Other Adjustments.  If the Corporation takes any action affecting the Class A Common Stock after the date hereof that would be covered by this Paragraph 7.3, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Series H Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

7.4         Written Instrument as to Adjustments.  Whenever the Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and a copy of such written instrument shall forthwith be mailed to each holder of record of the Series H Preferred Stock, and made available for inspection by the stockholders of the Corporation.

7.5         Reservation of Class A Common Stock.  The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A Common Stock, for the purpose of effecting the conversion of the shares of Series H Preferred Stock, the full number of shares of Class A Common Stock then deliverable upon the conversion of all shares of Series H Preferred Stock then outstanding, and such shares shall be listed, subject to notice of issuance, on any stock exchange(s) on which outstanding shares of Class A Common Stock may then be listed.

7.6         Payment of Taxes.  The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Class A Common Stock on conversion of shares of Series H Preferred Stock pursuant hereto.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that in which the shares of Series H Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

7.7         Ownership Cap and Certain Exercise Restrictions.

(a)         Notwithstanding anything to the contrary set forth in this Certification of Designation, at no time may a Holder of this Series H Preferred Stock exercise this Series H Preferred Stock if the number of shares of Class A Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Class A Common Stock owned by such Holder at such time, the number of shares of Class A Common Stock which would result in such Holder owning more than 4.999% of all of the Class A Common Stock outstanding at such time; provided, however, that upon holder of this Series H Preferred Stock providing the Corporation with sixty-one (61) days notice (the “Waiver Notice”) that such Holder would like to waive this Section 7.7(a) with regard to any or all shares of Class A Common Stock issuable upon exercise of this Series H Preferred Stock, this Section 7.7(a) will be of no force or effect with regard to all or a portion of the Series H Preferred Stock referenced in the Waiver Notice.

(b)         The Holder may not exercise the Preferred Stock hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Class A Common Stock, including shares issuable upon exercise of the Series H Preferred Stock held by the Holder after application of this Section; provided, however that upon a Holder of this Series H Preferred Stock providing the Corporation with a Waiver Notice that such holder would like to waive this Section 7.7(b) with regard to any or all shares of Class A Common Stock issuable upon exercise of the Series H Preferred Stock, this Section 7.7(b) shall be of no force or effect with regard to those shares of Series H Preferred Stock referenced in the Waiver Notice.

7.8         No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Paragraphs 7.1 through 7.7 and in the taking of all such actions a s may be necessary or appropriate in order to protect the conversion rights of he Holders against impairment.

8.           Mandatory Conversion or Redemption at Maturity.  If (a) any share of Series H Preferred Stock remains outstanding on July 15, 2011, (the “Maturity Date”) and (b) there is at the Maturity Date, and has been for the period of 90 days preceding such Maturity Date, an effective registration statement covering the resale of all of the Class A Common Stock underlying the Series H Preferred Stock by the Holders (a “Registration Statement”), then the Corporation shall automatically convert each such share at the Conversion Price as of the Maturity Date without the Holder of such share being required to give a Conversion Notice on such Maturity Date.  If a Registration Statement is not effective on the Maturity Date and has not been effective for at least a period of 90 days preceding the Maturity Date, the Series H Preferred Stock shall not be so converted but shall remain outstanding until such time Holder, in its sole discretion, chooses to convert the Series H Preferred Stock by delivering a Conversion Notice to the Corporation.  The conversion of Series H Preferred Stock pursuant to the foregoing sentence shall be effected at the Conversion Price as of the date of the Conversion Notice and shall be otherwise made pursuant to and in accordance with the procedures specified in Section 7 hereof.

9.           Optional Redemption by the Corporation.

9.1         Call for Redemption.  In the event that the Conversion Price would be reduced below $1.50 as a result of Section 7.3(d) hereof, the Corporation may at its option, within ten (l0) days after November 7, 2009, elect to call for redemption of all the shares of Series H Preferred Stock outstanding, but not less than all the shares of the Series H Preferred Stock then outstanding.

9.2         Redemption Price.  The Corporation shall effect any redemption of the Series H Preferred Stock set forth in Section 9.1 by paying in cash in exchange for each share of Series H Preferred Stock to be redeemed a sum equal to 150% of the Stated Value of such share of Series H Preferred Stock less all dividends paid thereon (the “Redemption Price”).

9.3         Redemption Notice.  Within ten (10) days after November 7, 2009, the Corporation shall send a notice to each Holder to the address in the Corporation’s books and records (a “Series H Redemption Notice”) setting forth (A) the date the Series H Preferred Stock is to be redeemed by the Corporation (the “Redemption Date”), which date shall not be more than twenty (20) days after the date of the Series H Redemption Notice, (B) the Series H Redemption Price for the shares to be redeemed; and (C) the manner in which such Holders may obtain payment of the Redemption Price upon surrender of their share certificates.

9.4           Surrender of Certificates.  Each Holder of shares of Series H Preferred Stock shall surrender such Holder’s certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

9.5           Suspension of Optional Conversion Rights.  In the event of a call for redemption of shares of Series H Preferred Stock, the conversion rights (as defined in Section 7) for Series H Preferred Stock shall terminate at the close of business on the fifth (5th) day preceding the Redemption Date, unless default is made in payment of the Redemption Price.

10.           Required Holder Approvals.  So long as any shares of Series H Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) of  the  Holders of a majority of the then outstanding shares of Series H Preferred Stock: (a) amend the rights, preferences or privileges of the Series H Preferred Stock set forth in this Certificate of Designation, (b), amend or waive any provision of its Certificate of Incorporation in a manner that would alter the rights, preferences or privileges of the Series H Preferred Stock, (c) create any Senior Securities, or (d) enter into any agreement with respect to the foregoing clauses (a) through (c).

11.           Notice of Corporate Events.  If the Corporation (i) declares a dividend or any other distribution of cash, securities or· other property in respect of its Class A Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Corporation, (ii) authorizes or approves, enters into any  agreement contemplating or solicits stockholder approval for any transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall deliver to the Holders a notice describing the material terms and conditions of such transaction, at least 10 calendar days prior to the applicable record or effective date on which Common Stock would need to be owned in order to participate in or vote with respect to such transaction, and: the Corporation will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert its Series H Preferred Stock prior to such time so as to participate in or vote with respect to such transaction.

12.           Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series H Preferred Stock shall not have any preferences or relative, participating, optional or other special rights other than those specifically set forth in this resolution and in the Certificate of Incorporation, as amended.

13.           Status of Series H Preferred Stock Reacquired.  Shares of Series H Preferred Stock, which have been issued and reacquired in any manner shall (upon compliance with applicable provisions of the laws of the State of Delaware), be deemed to be canceled and have the status of authorized and unissued shares of the class of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

14.           Severability of Provisions.  If any right, preference or limitation of the Series H Preferred Stock set forth in this resolution is invalid, unlawful, or incapable of being enforced. by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

15.           Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

EXHIBIT I

NOTICE OF CONVERSION
(To be Executed by the Registered Holder
in order to Convert the Series H Preferred Stock)

The undersigned hereby elects to convert __________ shares of Series H Preferred Stock (the “Conversion”), represented by stock certificate No(s). __________ (the “Preferred Stock Certificates”), into shares of Class A Common Stock (“Class A Common Stock”) of The Amacore Group, Inc. (the “Corporation”) according to the conditions of the Certificate of Designation of the Series H Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below.  If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.  A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

[The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is __________) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).]

The undersigned acknowledges that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series H Preferred Stock may only be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

[In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.]

Date of Conversion: _____________________

Conversion Price: _____________________________

Number of Shares of Common
Stock to be Issued: ________________________

[Holder]

By: ___________________________
Name:
Title:

Address: __________________________
_________________________
_________________________

(f)           Series I Preferred Stock.  This subparagraph (f) of this Article FOURTH is intended to fully incorporate the terms of, and be a successor to, that certain Certificate of Designation of Series I Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on September 30, 2008.  The powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions of the Corporation’s Series G Convertible Preferred Stock are hereby fixed as set forth below:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof (in addition to those set forth in the Corporation’s Certificate of Incorporation) as follows.

1.           Designation.  This series shall be designated as Series I Convertible Preferred Stock (the “Series I Preferred Stock”), to consist of Ten Thousand (10,000) shares, par value $0.001 per share, with a mandatory conversion date of July 15, 2011.

2.           Rank.  The Series I Preferred Stock shall rank (i) prior to all classes of the Corporation’s common stock; (ii) except as otherwise set forth herein, prior to all other series of the Corporation’s Preferred Stock outstanding as of the Issuance Date (defined below); (iii) prior to any class or series of capital stock of the Corporation hereafter created that does not, by its terms, rank senior to or pari passu with the Series I Preferred Stock (each security described in (i) through (iii), a “Junior Security” and collectively, the “Junior Securities”); (iv) pari passu with the Series D Convertible Preferred! Stock (“Series D Preferred Stock”), the Series E Convertible Preferred Stock (“Series E Preferred Stock”), the Series G Convertible Preferred Stock (“Series G Preferred Stock”), Series H Convertible Preferred Stock (“Series H Preferred Stock”) and any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks on parity with the Series I Preferred Stock (the “Pari Passu Securities”); and (v) junior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks senior to the Series I Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.  For purposes of this Certificate of Designation, “Issuance Date” means, with respect to any share of the Corporation’s capital stock, the date such share was originally issued by the Corporation.  The Issue Date shall be deemed to be the date on which the Corporation initially issues a share regardless of the number of transfers of such share recorded on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

3.           Stated Value.  The stated value of the Series I Preferred Stock shall be Ten Thousand Dollars ($10,000) per share (the “Stated Value”).

4.           Cumulative Preferred Dividends.  Before any dividends shall be paid or set aside for payment on any Junior Security of the Corporation, each holder of the Series I Preferred Stock (each a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends payable on the Stated Value of the Series I Preferred Stock at a rate of 6% per annum, which shall be cumulative, accrue daily from the Issuance Date and be due and payable on the first day of each calendar quarter (each a “Dividend Date”).  Such dividends shall accrue whether or not declared, but no dividend shall be paid unless there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.  The accumulation of unpaid dividends shall bear interest at a rate of 6% per annum.  If a Dividend Date is not a business day, then the dividend shall be due and payable on the business day immediately following such Dividend Date.  Dividends shall be payable in cash or shares of the Corporation’s Class A Common Stock, at Current Market Price (defined below), at the Holder’s option.

5.           Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (each of which is hereinafter referred to as a “Liquidation Event”), and before any distribution shall be made to the holders of any shares of any Junior Security of the Corporation, the holders of shares of Series I Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount per share equal to the Stated Value of the Series I Preferred Stock plus the aggregate amount of accumulated but unpaid dividends on each share of Series I Preferred Stock.  If, upon a Liquidation Event, the assets of the Corporation, or proceeds thereof, to be distributed among the Holders of the Series I Preferred Stock are insufficient to permit payment in full to such Holders of the aggregate amount that they are entitled to be paid by their terms, then the entire assets, or proceeds thereof, available to be distributed to the corporation’s stockholders shall be distributed to the holders of the Series I Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.  Prior to the Liquidation Event, the corporation shall declare for payment all accrued and unpaid dividends with respect to the Series I Preferred Stock but only to the extent of funds of the Corporation legally available for the payment of dividends.  For the purpose of this Paragraph 5, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all of its assets, shall not constitute or be deemed a Liquidation Event.

6.           Voting Rights.

6.1         Beginning on the date this Certificate of Designation becomes effective and so long as there is an aggregate of not less than 363 shares of Series I Preferred Stock and Series D Preferred Stock issued and outstanding (subject to appropriate adjustment for any stock split, stock dividend combination or other similar event with respect to the Series I Preferred Stock), the majority of the Holders of Series I Preferred Stock, voting exclusively as a separate class and with each share of Seris I Preferred Stock entitled to one vote, shall have the right to nominate and elect two of the members of the Board of Directors of the Corporation (the “Designees”); provide, however, that each Designee shall be a natural person and the Holders shall not be entitled to nominate or elect a Designee if (i) the nomination, or election of such Designee would violate, or cause the Corporation to violate, the rules, regulations or other standards of the United States Securities and Exchange Commission or the principal trading or other trading market upon which the common stock of the Corporation then trades, or (ii) the Designee does not meet the Corporation’s written director qualification standards.  Unless otherwise provided by the Corporation’s Certificate of Incorporation, all other members of the Board of Directors shall be elected by the holder of the Corporation’s common stock.

6.2         Any director elected by the holders of the Series I Preferred Stock may be removed during such director’s term of office, either for or without cause, by and only by the holders of the Series I Preferred Stock, by written consent of the holders of Series I Preferred Stock or at a special meeting of holders of Series I Preferred Stock held for that purpose.

6.3         If the holders of record of the Series I Preferred Stock for any reason fail to elect anyone to fill any such directorship, such position shall remain vacant until such time as the holders of record of the Series I Preferred Stock elect a director to fill such position, and shall not be filled by resolution or vote of the Corporation’s Board of Directors or the Corporation’s other stockholders.

6.4         Except as set forth above or as otherwise required by law, no holder of Series I Preferred Stock will be entitled to vote on matters as to which stockholders generally are entitled to vote.

7.           Optional Conversion by Holder.

7.1         Conversion Price.  At any time after the date hereof (the “Initial Conversion Date”), each share of Series I Preferred Stock shall be convertible at the option of such Holder into that number of shares of Class A Common Stock of the Corporation equal to (y) the Stated Value of such share of Series I Preferred Stock divided by (z) a per share price of the Class A Common Stock of $5.00 per share (the “Conversion Price”).  The Conversion Price is subject to adjustment as hereinafter provided, at any time or from time to time upon the terms and in the manner herein after set forth in Paragraph 7.3.

7.2         Conversion Procedures.

(a)          In order to convert any share of Series I Preferred Stock into Class A Common Stock, the holder thereof shall (i) surrender the certificate or certificates for such shares of Series I Preferred Stock, duly endorsed to the Corporation or in blank, to the Corporation at its principal office, (ii) give written notice to the Corporation at such office that such holder elects to convert such shares of Series I Preferred Stock, in the same form as Exhibit I and (iii) state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued.  Each conversion shall be deemed to have been effected at the close of business on the date on which the Corporation or such agency shall have received such surrendered Series I Preferred Stock certificate(s), and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the record holder or holders of the shares represented thereby on such date.  After such Conversion Notice, the Corporation shall issue or deliver at such office to the holder for whose accounts such shares of Series I Preferred Stock were so surrendered, or to such holder’s nominee or nominees, certificates (bearing such ledger(s) as may be required under applicable securities laws) for the number of full shares of Class A Common Stock to which such holder shall be entitled.  No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the conversion of the Series I Preferred Stock.

(b)         Upon receipt by the Corporation of copy of a Conversion Notice, as shown in Exhibit I, along with the applicable certificates in accordance with Section 7.2(a), the Corporation shall (i) as soon as practicable, but in any event within one (1) Business Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Corporation’s transfer agent, which confirmation shall constitute an instruction to the Corporation’s Transfer Agent to process such Conversion Notice in accordance with the terms herein and (ii) if the Conversion Notice is delivered on or before 5:00 p.m., New York City Time, then on or before the second (2nd) Business Day following the date of receipt by the Corporation of such Conversion Notice, or if the Conversion Notice is delivered after 5:00 p.m., New York City Time, then on or before the third (3rd) Business Day following the date of receipt by the Corporation of such Conversion Notice (the “Share Delivery Date”), (A) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled (provided that if such delivery is to be made outside of New York City then such delivery may be made on the next Business Day), or (B) provided the transfer agent is participating in The Depository Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system.  If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three Business Days after receipt of the Preferred Stock Certificate(s) (the “Preferred Stock Delivery Date”) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

7.3         Adjustment of Conversion Price.  The Conversion Price shall be subject to adjustment from time to time as follows:

(a)         Adjustment Due to Dividends, Stock Splits, Etc.  If, at any time on or after the Issuance Date, the number of outstanding shares of Class A Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Conversion Price shall be proportionately reduced by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common Stock immediately after such event, or if the number of outstanding shares of Class A Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common Stock immediately after such event.  In such event, the Corporation shall notify the Corporation’s Transfer Agent of such change on or before the effective date thereof.

(b)         Adjustment Due to Merger, Consolidation, Etc.  If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Class A Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Class A Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), and, if such Corporate Change is not a Liquidation Event pursuant to the terms of Paragraph 5, then the Holders shall thereafter have the right to receive upon conversion, in lieu of the shares of Class A Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Class A Common Stock which would have been issuable upon conversion had such Corporate Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holders of a majority of the Series I Preferred Stock then outstanding) shall be made with respect to the rights and interests of the Holders to the end that the economic value of the shares of Series I Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Class A Common Stock immediately prior to such Corporate Change.

(c)         Adjustment Due to Dilutive Issuances.  Except for any Qualified Issuance (as hereinafter defined), if at any time the Corporation shall offer, issue or agree to issue any Class A Common Stock or securities convertible into or exercisable for shares of Class A Common Stock (or modify any of the foregoing which may be outstanding at any time prior to the Issuance Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price then in effect, then, for each such occasion, as to each share of Series I Preferred Stock, without the consent of the Holder, the Conversion Price shall be adjusted to equal such other lower price per share, and, as to shares of Class A Common Stock, if any, that were previously issued upon conversion of shares of the Series I Preferred Stock, the . Corporation shall issue additional shares of Class A Common Stock to the Holder so that the average per share purchase price of the shares of Class A Common Stock issued to the Holder upon the conversion of all shares of Series I Preferred Stock is equal to such other lower price per share.  For purposes of this Section 7.3(c) “Qualified Issuance” shall mean (x) the grant, issuance or exercise of any convertible securities pursuant to a qualified or non-qualified stock option plan of the Corporation or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Board and approved by the Corporation’s shareholders, as may be amended from time to time, (y) the grant, issuance or exercise of any convertible securities in connection with the hire or retention of any officer, director or key employee of the Corporation, provided such grant is approved by the Board, or (z) the issuance of any shares of Class A Common Stock pursuant to the grant or exercise of convertible securities outstanding as of the date hereof (exclusive of any subsequent amendments thereto).

(d)         Second Anniversary Market Price Adjustment.  If, on November 7, 2009, the Current Market Price (as defined below) of the Class A Common Stock is less than the Conversion Price then in effect, the Conversion Price shall be reduced, but in no event increased, to such Current Market Price; provided that, the Current Market Price shall never be less than $0.01.  The Conversion Price shall automatically be adjusted as set forth in the preceding sentence, and, as to shares of Class A Common Stock, if any, that were previously issued upon conversion of shares of the Series I Preferred Stock, the Corporation shall issue additional shares of Class A Common Stock to the Holder so that the average per share purchase price of the shares of Class A Common Stock issued to the Holder upon the conversion of all shares of Series I Preferred Stock is equal to such other lower price per share.  The “Current Market Price” means the average of the VWAP (as defined below) of the Class A Common Stock for the ten (10) trading days immediately preceding the second anniversary of the Issuance Date.  “VWAP” means, for any date, (i) the daily volume weighted average price of the Class A Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Corporation.

(e)         Other Adjustments.  If the Corporation takes any action affecting the Class A Common Stock after the date hereof that would be covered by this Paragraph 7.3, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Series I Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

7.4         Written Instrument as to Adjustments.  Whenever the Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and a copy of such written instrument shall forthwith be mailed to each holder of record of the Series I Preferred Stock, and made available for inspection by the stockholders of the Corporation.

7.5         Reservation of Class A Common Stock.  The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A Common Stock, for the purpose of effecting the conversion of the shares of Series I Preferred Stock, the full number of shares of Class A Common Stock then deliverable upon the conversion of all shares of Series I Preferred Stock then outstanding, and such shares shall be listed, subject to notice of issuance, on any stock exchange(s) on which outstanding shares of Class A Common Stock may then be listed.

7.6         Payment of Taxes.  The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Class A Common Stock on conversion of shares of Series I Preferred Stock pursuant hereto.  The Corporation shall not, however, be required to pay any tax which maybe payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that in which the shares of Series I Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

7.7         Ownership Cap and Certain Exercise Restrictions.

(a)         Notwithstanding anything to the contrary set forth in this Certification of Designation, at no time may a Holder of this Series I Preferred Stock exercise this Series 1 Preferred Stock if the number of shares of Class A Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Class A Common Stock owned by such Holder at such time, the number of shares of Class A Common Stock which would result in such Holder owning more than 4.999% of all of the Class A Common Stock outstanding at such time; provided, however, that upon a holder of this Series I Preferred Stock providing the Corporation with sixty-one (61) days notice (the “Waiver Notice”) that such Holder would like to waive this Section 7.7(a) with regard to any or all shares of Class A Common Stock issuable upon exercise of this Series I Preferred Stock, this Section 7.7(a) will be of no force or effect with regard to all or a portion of the Series I Preferred Stock referenced in the Waiver Notice.

(b)         The Holder may not exercise the Preferred Stock hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Class A Common Stock, including shares issuable upon exercise of the Series 1 Preferred Stock held by the Holder after application of this Section; provided, however that upon a Holder of this Series I Preferred Stock providing the Corporation with a Waiver Notice that such holder would like to waive this Section 7.7(b) with regard to any or all shares of Class A Common Stock issuable upon exercise of the Series I Preferred Stock, this Section 7.7(b) shall be' of no force or effect with regard to those shares of Series I Preferred Stock referenced in the Waiver Notice.

7.8         No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Paragraphs 7.1 through 7.7 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

8.           Mandatory Conversion at Maturity.  If (a) any share of Series I Preferred Stock remains outstanding on July 15,2011, (the “Maturity Date”) and (b) there is at the Maturity Date, and has been for the period of 90 days preceding such Maturity Date, an effective registration statement covering the resale of all of the Class A Common Stock underlying the Series I Preferred Stock by the Holders (a “Registration Statement”), then the Corporation shall automatically convert each such share at the Conversion Price as of the Maturity Date without the Holder of such share being required to give a Conversion Notice on such Maturity Date.  If a Registration Statement is not effective on the Maturity Date and has not been effective for at least a period of 90 days preceding the Maturity Date, the Series I Preferred Stock shall not be so converted but shall remain outstanding until such time Holder, in its sole discretion, chooses to convert the Series I Preferred Stock by delivering a Conversion Notice to the Corporation.  The conversion of Series I Preferred Stock pursuant to the foregoing sentence shall be effected at the Conversion Price as of the date of the Conversion Notice and shall be otherwise made pursuant to and in accordance with the procedures specified in Section 7 hereof.

9.           Optional Redemption by the Corporation.

9.1         Call for Redemption.  In the event that the Conversion Price would be reduced below $1.50 as a result of Section 7.3(d) hereof, the Corporation may at its option, within ten (10) days after November 7, 2009, elect to call for redemption of all the shares of Series I Preferred Stock outstanding, but not less than all the shares of the Series I Preferred Stock then outstanding.

9.2         Redemption Price.  The Corporation shall effect any redemption of the Series I Preferred Stock set forth in Section 9.1 by paying in cash in exchange for each share of Series I Preferred Stock to be redeemed a sum equal to 150% of the Stated Value of such share of Series I Preferred Stock Jess all dividends paid thereon (the “Redemption Price”).

9.3         Redemption Notice.  Within ten (10) days after November 7, 2009, the Corporation shall send a notice; to each Holder to the address in the Corporation’s books and. records (a “Series I Redemption Notice”) setting forth (A) the date the Series I Preferred Stock is to be redeemed by the Corporation (the “Redemption Date”), which date shall not be more than twenty (20),days after the date of the Series I Redemption Notice, (B) the Series I Redemption Price for the shares to be redeemed, and (C) the manner in which such Holders may obtain payment of the Redemption Price upon surrender of their share certificates.

9.4         Surrender of Certificates.  Each Holder of shares of Series I Preferred Stock shall surrender such Holder’s certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

9.5           Suspension of Optional Conversion Rights.  In the event of a call for redemption of shares of Series I Preferred Stock, the conversion rights (as defined in Section 7) for Series I Preferred Stock shall terminate at the close of business on the fifth (5th) day preceding the Redemption Date, unless default is made in payment of the Redemption Price.

10.           Required Holder Approvals.  So long as any shares of Series I Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the Holders of a majority of the then outstanding shares of Series I Preferred Stock: (a) amend the rights, preferences or privileges of the Series I Preferred Stock set forth in this Certificate of Designation, (b), amend or waive any provision of its Certificate of Incorporation in a manner that would alter the rights, preferences or privileges of the Series I Preferred Stock, (c) create any Senior Securities, or (d) enter into any agreement with respect to the foregoing clauses (a) through (c).

11.           Notice of Corporate Events.  If the Corporation (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Corporation, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall deliver to the Holders a notice describing the material terms and conditions of such transaction, at least 10 calendar days prior to the applicable record or effective date on which Common Stock would need to be owned in order to participate in or vote with respect to such transaction, and the Corporation will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert its Series I Preferred Stock prior to such time so as to participate in or vote with respect to such transaction.

12.           Exclusion of Other Rights.  Except as: may otherwise be required by law, the shares of Series I Preferred Stock shall not have any preferences or relative, participating, optional or other special rights other than those specifically set forth in this resolution and in the Certificate of Incorporation, as amended.

13.           Status of Series I Preferred Stock Reacquired.  Shares of Series I Preferred Stock, which have been issued and reacquired in any manner shall (upon compliance with applicable provisions of the laws of the State of Delaware), be deemed to be canceled and have the status of authorized and unissued shares of the class of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

14.           Severability of Provisions.  If any right, preference or limitation of the Series I Preferred Stock set forth in this resolution is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

15.           Headings of Subdivisions.  The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

EXHIBIT I

NOTICE OF CONVERSION
(To be Executed by the Registered Holder
in order to Convert the Series I Preferred Stock)

The undersigned hereby elects to convert __________ shares of Series I Preferred Stock (the “Conversion”), represented by stock certificate No(s). __________ (the “Preferred Stock Certificates”), into shares of Class A Common Stock (“Class A Common Stock”) of The Amacore Group, Inc. (the “Corporation”) according to the conditions of the Certificate of Designation of the Series I Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below.  If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.  A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

[The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is __________) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).]

The undersigned acknowledges that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series I Preferred Stock may only be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

[In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.]

Date of Conversion: _______________________

Conversion Price: _______________________________

Number of Shares of Common
Stock to be Issued: _____________________________

[Holder]

By: ___________________________
Name:
Title:

Address: _________________________
________________________
________________________

(g)           Series L Preferred Stock.  This subparagraph (g) of this Article FOURTH is intended to fully incorporate the terms of, and be a successor to, that certain Certificate of Designation of Series L Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on June ___, 2009.  The powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions of the Corporation’s Series L Convertible Preferred Stock are hereby fixed as set forth below:

RESOLVED, that pursuant to the authority granted to and vested in the Board and in accordance with the provisions of the Certificate of Incorporation and Bylaws of the Corporation, each as amended and restated through the date hereof, the Board hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof (in addition to those set forth in the Corporation’s Certificate of Incorporation) as follows:

1.
Designation.  This series shall be designated as Series L Convertible Preferred Stock (the “Series L Preferred Stock”), to consist of Four Hundred Fifty (450) shares, par value $0.001 per share, with a mandatory conversion date of July 15, 2011.

2.
Rank.  The Series L Preferred Stock shall rank (i) prior to all classes of the Corporation’s common stock; (ii) prior to all other series of the Corporation’s Preferred Stock outstanding as of the Issuance Date (defined below); (iii) prior to any class or series of capital stock of the Corporation hereafter created that does not, by its terms, rank senior to or pari passu with the Series L Preferred Stock (each security described in (i) through (iii), a “Junior Security” and collectively, the “Junior Securities”); (iv) pari passu with the Series G Convertible Preferred Stock (“Series G Preferred Stock”), the Series H Convertible Preferred Stock (“Series H Preferred Stock”), the Series I Convertible Preferred Stock (“Series I Preferred Stock”) and any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks on parity with the Series L Preferred Stock (the “Pari Passu Securities”); and (v) junior to any class or series of capital stock of the Corporation hereafter created that, by its terms, ranks senior to the Series L Preferred Stock (collectively, the “Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.  For purposes of this Certificate of Designation, “Issuance Date” means, with respect to any share of the Corporation’s capital stock, the date such share was originally issued by the Corporation.  The Issue Date shall be deemed to be the date on which the Corporation initially issues a share regardless of the number of transfers of such share recorded on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

3.	Stated Value. The stated value of the Series L Preferred Stock shall be Ten Thousand Dollars ($10,000) per share (the “Stated Value”).

4.
Cumulative Preferred Dividends.  Before any dividends shall be paid or set aside for payment on any Junior Security of the Corporation, each holder of the Series L Preferred Stock (each a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends payable on the Stated Value of the Series L Preferred Stock at a rate of 6% per annum, which shall be cumulative, accrue daily from the Issuance Date and be due and payable on the first day of each calendar quarter (each a “Dividend Date”). Such dividends shall accrue whether or not declared, but no dividend shall be paid unless there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The accumulation of unpaid dividends shall bear interest at a rate of 6% per annum.  If a Dividend Date is not a business day, then the dividend shall be due and payable on the business day immediately following such Dividend Date.  Dividends shall be payable in cash or shares of the Corporation’s Class A Common Stock, at market price, at the Holder’s option.

5.
Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (each of which is hereinafter referred to as a “Liquidation Event”), and before any distribution shall be made to the holders of any shares of any Junior Security of the Corporation, the holders of shares of Series L Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount per share equal to the Stated Value of the Series L Preferred Stock plus the aggregate amount of accumulated but unpaid dividends on each share of Series L Preferred Stock.  If, upon a Liquidation Event, the assets of the Corporation, or proceeds thereof, to be distributed among the holders of the Series L Preferred Stock are insufficient to permit payment in full to such Holders of the aggregate amount that they are entitled to be paid by their terms, then the entire assets, or proceeds thereof, available to be distributed to the corporation’s stockholders shall be distributed to the holders of the Series L Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Prior to the Liquidation Event, the corporation shall declare for payment all accrued and unpaid dividends with respect to the Series L Preferred Stock but only to the extent of funds of the Corporation legally available for the payment of dividends.  For the purpose of this Paragraph 5, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all of its assets, shall not constitute or be deemed a Liquidation Event.

6.	Voting Rights. Except as otherwise required by law, no holder of Series L Preferred Stock will be entitled to vote on matters as to which stockholders generally are entitled to vote.

7.	Conversion Rights.

7.1
Conversion Price.  At any time on or after September 30, 2009 (the “Initial Conversion Date”), each share of Series L Preferred Stock shall be convertible at the option of the Holder into that number of shares of Class A Common Stock of the Corporation equal to (a) the Stated Value of such share of Series L Preferred Stock divided by (b) a per share price of the Class A Common Stock of $0.01 per share (the “Conversion Price”).  The Conversion Price is subject to adjustment as hereinafter provided, at any time or from time to time upon the terms and in the manner hereinafter set forth in Paragraph 7.3.

7.2	Conversion Procedures.

(a)
In order to convert any share of Series L Preferred Stock into Class A Common Stock, the holder thereof shall (i) surrender the certificate or certificates for such shares of Series L Preferred Stock, duly endorsed to the Corporation or in blank, to the Corporation at its principal office or at the office of the agency maintained for such purposes, (ii) give written notice to the Corporation at such office that such holder elects to convert such shares of Series L Preferred Stock, in the same form as Exhibit I and (iii) state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued.  Each conversion shall be deemed to have been effected at the close of business on the date on which the Corporation or such agency shall have received such surrendered Series L Preferred Stock certificate(s), and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the record holder or holders of the shares represented thereby on such date.  After such Conversion Notice, the Corporation shall issue or deliver at such office to the holder for whose accounts such shares of Series L Preferred Stock were so surrendered, or to such holder’s nominee or nominees, certificates (bearing such ledger(s) as may be required under applicable securities laws) for the number of full shares of Class A Common Stock to which such holder shall be entitled.  No fractional shares or scrip representing fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the conversion of the Series L Preferred Stock.

(b)
Upon receipt by the Corporation of a copy of a Conversion Notice, as shown in Exhibit I, along with any applicable certificates in accordance with Section 7.2(a) (to the extent such certificates have been issued), the Corporation shall (i) as soon as practicable, but in any event within one (1) Business Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Corporation’s Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (ii) if the Conversion Notice is delivered on or before 8:00 p.m., New York City Time, then on or before the second (2nd) Business Day following the date of receipt by the Corporation of such Conversion Notice, or if the Conversion Notice is delivered after 8:00 p.m., New York City Time, then on or before the third (3rd) Business Day following the date of receipt by the Corporation of such Conversion Notice (the “Share Delivery Date”), (A) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled (provided that if such delivery is to be made outside of New York City then such delivery may be made on the next Business Day), or (B) provided the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system.  If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) (the “Preferred Stock Delivery Date”) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

7.3	Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

(a)
Adjustment Due to Dividends, Stock Splits, Etc. If, at any time on or after the Issuance Date, the number of outstanding shares of Class A Common Stock is increased by a (i) dividend payable in any kind of shares of capital stock of the Corporation, (ii) stock split, (iii) combination, (iv) reclassification or (v) other similar event, the Conversion Price shall be proportionately reduced by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common Stock immediately after such event, or if the number of outstanding shares of Class A Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased by multiplying the Conversion Price by a fraction of which the numerator shall be the number of outstanding shares of Class A Common Stock immediately before such event and of which the denominator shall be the number of outstanding shares of Class A Common Stock immediately after such event. In such event, the Corporation shall notify the Corporation's Transfer Agent of such change on or before the effective date thereof.

(b)
Adjustment Due to Merger, Consolidation, Etc. If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Class A Common Stock, (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, (iv) any share exchange or tender offer pursuant to which all of the outstanding shares of Common Stock are effectively converted into other securities or property; or (v) any distribution of the Corporation’s assets to holders of the Class A Common Stock as a liquidation or partial liquidation dividend or by way of return of capital (each of (i) - (v) above being a “Corporate Change”), and, if such Corporate Change is not a Liquidation Event pursuant to the terms of Paragraph 4, then the Holders shall thereafter have the right to receive upon conversion, in lieu of the shares of Class A Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Class A Common Stock which would have been issuable upon conversion had such Corporate Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holders of a majority of the Series L Preferred Stock then outstanding) shall be made with respect to the rights and interests of the Holders to the end that the economic value of the shares of Series L Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed immediately prior to such Corporate Change and the value of the Class A Common Stock immediately prior to such Corporate Change.

(c)
Adjustment Due to Dilutive Issuances.  Except for any Qualified Issuance (as hereinafter defined), if at any time the Corporation shall offer, issue or agree to issue any Class A Common Stock or securities convertible into or exercisable for shares of Class A Common Stock (or modify any of the foregoing which may be outstanding at any time prior to the Issuance Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price then in effect, then, for each such occasion, as to each share of Series L Preferred Stock, without the consent of the Holder, the Conversion Price shall be adjusted to equal such other lower price per share, and, as to shares of Class A Common Stock, if any, that were previously issued upon conversion of shares of the Series L Preferred Stock, the Corporation shall issue additional shares of Class A Common Stock to the Holder so that the average per share purchase price of the shares of Class A Common Stock issued to the Holder upon the conversion of all shares of Series L Preferred Stock is equal to such other lower price per share.  For purposes of this Section 7.3(c) “Qualified Issuance” shall mean (x) the grant, issuance or exercise of any convertible securities pursuant to a qualified or non-qualified stock option plan of the Corporation or any other bona fide employee benefit plan or incentive arrangement, adopted or approved by the Board and approved by the Corporation's shareholders, as may be amended from time to time, (y) the grant, issuance or exercise of any convertible securities in connection with the hire or retention of any officer, director or key employee of the Corporation, provided such grant is approved by the Board, or (z) the issuance of any shares of Class A Common Stock pursuant to the grant or exercise of convertible securities outstanding as of the date hereof (exclusive of any subsequent amendments thereto).

(d)
Other Adjustments.  If the Corporation takes any action affecting the Class A Common Stock after the date hereof that would be covered by this Paragraph 7.3, but for the manner in which such action is taken or structured, and such action would in any way diminish the value of the Series L Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

7.4
Written Instrument as to Adjustments.  Whenever the Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written instrument setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and a copy of such written instrument shall forthwith be mailed to each holder of record of the Series L Preferred Stock, and made available for inspection by the stockholders of the Corporation.

7.5
Reservation of Class A Common Stock.  From and after the Initial Conversion Date, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A Common Stock, for the purpose of effecting the conversion of the shares of Series L Preferred Stock, the full number of shares of Class A Common Stock then deliverable upon the conversion of all shares of Series L Preferred Stock then outstanding, and such shares shall be listed, subject to notice of issuance, on any stock exchange(s) on which outstanding shares of Class A Common Stock may then be listed.

7.6
Payment of Taxes.  The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of shares of Class A Common Stock on conversion of shares of Series L Preferred Stock pursuant hereto.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Class A Common Stock in a name other than that in which the shares of Series L Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

7.7
No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Paragraphs 7.1 through 7.6 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

8.
Mandatory Conversion.  If (a) any share of Series L Preferred Stock remains outstanding on July 15, 2011, (the “Maturity Date”) and (b) there is at the Maturity Date, and has been for the period of 90 days preceding such Maturity Date, an effective registration statement covering the resale of all of the Class A Common Stock underlying the Series L Preferred Stock by the Holders (a “Registration Statement”), then the Corporation shall automatically convert each such share at the Conversion Price as of the Maturity Date without the Holder of such share being required to give a Conversion Notice on such Maturity Date.  If a Registration Statement is not effective on the Maturity Date and has not been effective for at least a period of 90 days preceding the Maturity Date, the Series L Preferred Stock shall not be so converted but shall remain outstanding until such time Holder, in its sole discretion, chooses to convert the Series L Preferred Stock by delivering a Conversion Notice to the Corporation.  The conversion of Series L Preferred Stock pursuant to the foregoing sentence shall be effected at the Conversion Price as of the date of the Conversion Notice and shall be otherwise made pursuant to and in accordance with the procedures specified in Section 7 hereof.

9.
Required Holder Approvals.  So long as any shares of Series L Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the Holders of a majority of the then outstanding shares of Series L Preferred Stock: (a) amend the rights, preferences or privileges of the Series L Preferred Stock set forth in this Certificate of Designation, (b), amend or waive any provision of its Certificate of Incorporation in a manner that would alter the rights, preferences or privileges of the Series L Preferred Stock, (c) create any Senior Securities, or (d) enter into any agreement with respect to the foregoing clauses (a) through (c).

10.
Notice of Corporate Events.  If the Corporation (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Corporation, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall deliver to the Holders a notice describing the material terms and conditions of such transaction, at least 10 calendar days prior to the applicable record or effective date on which Common Stock would need to be owned in order to participate in or vote with respect to such transaction, and the Corporation will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert its Series L Preferred Stock prior to such time so as to participate in or vote with respect to such transaction.

11.
Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series L Preferred Stock shall not have any preferences or relative, participating, optional or other special rights other than those specifically set forth in this  resolution and in the Certificate of Incorporation, as amended.

12.
Status of Series L Preferred Stock Reacquired.  Shares of Series L Preferred Stock, which have been issued and reacquired in any manner shall (upon compliance with applicable provisions of the laws of the State of Delaware), be deemed to be canceled and have the status of authorized and unissued shares of the class of Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

13.
Severability of Provisions.  If any right, preference or limitation of the Series L Preferred Stock set forth in this resolution is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

14.	Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

EXHIBIT I

NOTICE OF CONVERSION
(To be Executed by the Registered Holder
in order to Convert the Series L Preferred Stock)

The undersigned hereby elects to convert ____________ shares of Series L Preferred Stock (the “Conversion”), represented by stock certificate No(s). ___________ (the “Preferred Stock Certificates”), into shares of Class A Common Stock (“Class A Common Stock”) of The Amacore Group, Inc. (the “Corporation”) according to the conditions of the Certificate of Designation of the Series L Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

[The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).]

The undersigned acknowledges that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series L Preferred Stock may only be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

c
[In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.]

Date of Conversion: ___________________________

Conversion Price:______________________________

Number of Shares of Common
Stock to be Issued:____________________

[Holder]

By:________________________________
Name:
Title:

Address: _____________________________
 _____________________________
 _____________________________

FIFTH:  Compromises or Arrangements.  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of § 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provision of § 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class or stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SIXTH:  Directors; Stockholder Actions and Voting.  For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

(a)           The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws.  The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies.  No election of directors need be by written ballot.

(b)           Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of § 242 of the DGCL shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

(c)           Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board of Directors then in office.  Notwithstanding anything contained in this certificate of incorporation to the contrary, the affirmative vote of the holders of not less than 2/3 of the outstanding stock of the Corporation entitled to vote, voting together as a single class, at a duly called and convened annual or special meeting of stockholders shall be required to alter, amend, adopt any provision inconsistent with or repeal this subparagraph (c).

SEVENTH:  Limitation of Liability.  The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of § 102 of the DGCL, as the same may be amended and supplemented.  No repeal or amendment of this Article SEVENTH shall adversely affect any rights of any person pursuant to this Article SEVENTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

EIGHTH:  Indemnification.

(a)           Mandatory Indemnification.  The Corporation shall, to the fullest extent permitted by applicable law, indemnify its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of the Corporation or other entity) by reason of the fact that such director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, general partner, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to employee benefit plans), against expenses (including, but not limited to, attorneys fees and costs), judgments, fines (including excise taxes assessed on a person with respect to any employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceedings, except as otherwise provided in subparagraph (c) of this Article EIGHTH.  A director or officer of the Corporation entitled to indemnification under this subparagraph (a) is hereafter referred to as a “covered person.”

(b)           Expenses.  Expenses incurred by a covered person in defending a threatened, pending or completed civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, except as otherwise provided in subparagraph (c) of this Article EIGHTH.

(c)           Exceptions.  No indemnification under subparagraph (a) hereof or advancement or reimbursement of expenses under subparagraph (b) hereof shall be provided to a covered person (i) with respect to expenses or the payment of profits arising from the purchase or sale of securities of the Corporation in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended; (ii) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or a transaction from which the member, director or officer derived an improper personal benefit; (iii) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to, or for the benefit of, such person by an insurance carrier under a policy of officers’ and directors’ liability insurance paid for or maintained by the Corporation or other person or entity; or (iv) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Corporation, which written consent shall not be unreasonably withheld.  The Board of Directors of the Corporation is hereby authorized, at any time by resolution and without stockholder approval, to add to the above list of exceptions from the right of indemnification under subparagraph (a) hereof or advancement or reimbursement of expenses under subparagraph (b) hereof, but any such additional exception shall not apply with respect to any event, act or omission which has occurred prior to the date that the Board of Directors in fact adopts such resolution.  Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors of the Corporation.

(d)           Continuation of Rights.  The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article EIGHTH shall continue as to a person who has ceased to be a director or officer of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

(e)           General Provisions.

(i)           The term “to the fullest extent permitted by applicable law,” as used in this Article EIGHTH, shall mean the maximum extent permitted by public policy, common law or statute.  Any covered person may, to the fullest extent permitted by applicable law, elect to have the right to indemnification or to advancement of expenses, interpreted, at such covered person’s option, (A) on the basis of the applicable law on the date this Article EIGHTH was approved by the stockholders, or (B) on the basis of the applicable law in effect at the time of the occurrence of the event, act or omission giving rise to the action, suit or proceeding, or (C) on the basis of the applicable law in effect at the time indemnification is sought.

(ii)           The right of a covered person to be indemnified or to receive an advancement or reimbursement of expenses pursuant to this Article EIGHTH: (A) may also be enforced as a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and such person, (B) to the fullest extent permitted by applicable law, is intended to be retroactive and shall be available with respect to events, acts or omissions occurring prior to the adoption hereof, and (C) shall continue to exist after the rescission or restrictive modification (as determined by such covered person) of this Article EIGHTH with respect to events, acts or omissions occurring before such rescission or restrictive modification is adopted.

(iii)           If a request for indemnification or for the advancement or reimbursement of expenses pursuant hereto is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation together with all supporting information reasonably requested by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim (plus interest at the prime rate announced from time to time by the Corporation’s primary lender) and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses (including, but not limited to, attorneys fees and costs) of prosecuting such claim.  Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or the advancement or reimbursement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

(iv)           The indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article EIGHTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement or reimbursement of expenses may be entitled by any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(v)           Nothing contained in this Article EIGHTH shall be construed to limit the rights and powers the Corporation possesses under applicable provisions of the DGCL, or otherwise, including, but not limited to, the powers to purchase and maintain insurance, create funds to secure or insure its indemnification obligations, and any other rights or powers the Corporation may otherwise have under applicable law.

(vi)           The provisions of this Article EIGHTH may, at any time (and whether before or after there is any basis for a claim for indemnification or for the advancement or reimbursement of expenses pursuant hereto), be amended, supplemented, waived or terminated, in whole or in part, with respect to any covered person covered by a written agreement signed by the Corporation and such person.

(vii)           The Corporation shall have the right to appoint the attorney for a covered person, provided such appointment is not unreasonable under the circumstances.

(f)           Optional Indemnification.  The Corporation may, to the fullest extent permitted by applicable law, indemnify, and advance or reimburse expenses for, persons in all situations other than that covered by this Article EIGHTH subject to the unanimous consent of the Board of Directors.

NINTH:  Amendments to Certificate of Incorporation.  From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article NINTH.

TENTH:  Amendments to Bylaws.  The power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of § 141 of the DGCL shall be set forth in a Bylaw adopted by the stockholders of the Corporation entitled to vote thereon unless provisions for such classification shall be set forth in this certificate of incorporation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation of the Corporation to be signed by the officer of the Corporation named below, by and on behalf of the Corporation, this [__] day of [_____], 2009.

THE AMACORE GROUP, INC.

By:  _________________________
Name:  Jay Shafer
Title:   Chief Executive Officer and Director

Exhibit B
AMENDMENT TO AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
THE AMACORE GROUP, INC.

The Amacore Group, Inc., a corporation duly organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), does hereby certify:

FIRST:  That the Board of Directors of the Corporation by unanimous written consent in writing, duly adopted resolutions setting forth the proposed amendments to the Corporation’s Amended and Restated Certificate of Incorporation and calling for the submission of the proposed amendments to the stockholders of the Corporation for their approval and adoption.  The resolution setting for the proposed amendment is as follows:

RESOLVED, that subject to stockholder approval in accordance with the Delaware General Corporation Law, the first paragraph of Article FOURTH of the Corporation’s Amended and Restated Certificate of Incorporation be amended and restated to read in its entirety as follows:

Authorized Capital Stock.  Subject to adjustment pursuant to subparagraph (a) below, the total number of shares of capital stock which the Corporation is authorized to issue shall be Six Billion (6,000,000,000) shares of which Five Billion Eight-Hundred Sixty Million (5,860,000,000) shares shall be designated as Class A common stock with a par value of One Tenth of One Cent ($0.001) per share and One Hundred Twenty Million (120,000,000) shares shall be designated as Class B common stock with a par value of One Tenth of One Cent ($0.001) per share.  The remaining Twenty Million (20,000,000) shares shall be Preferred Stock with a par value of One Tenth of One Cent ($0.001) per share.  Upon the effectiveness of this Certificate of Amendment, each [25, 50 or 100] shares of the Corporation’s Class A common stock, with a par value of One Tenth of One Cent ($0.001) per share issued and outstanding immediately prior to the Effective Time shall automatically and without any action on the part of the respective holders thereof be combined into one (1) validly issued, fully paid and non-assesable share of Class A common stock with a par value of  One Tenth of One Cent ($0.001) per share and each [25, 50 or 100] shares of the Corporation’s Class B common stock, with a par value of One Tenth of One Cent ($0.001) per share issued and outstanding immediately prior to the Effective Time shall automatically and without any action on the part of the respective holders thereof be combined into one (1) validly issued, fully paid and non-assesable share of Class B common stock with a par value of  One Tenth of One Cent ($0.001) per share, in each case subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”).  Each stock certificate for common stock issued prior to the Effective Time shall represent after the Effective Time the number of shares of common stock into which the shares of common stock represented by such certificate shall have been combined.  No fractional shares of Class A or Class B common stock shall be issued in connection with the Reverse Stock Split and in lieu thereof, any holder who would otherwise be entitled to less than one share of Class A common stock or Class B common stock shall, upon surrender of a certificate which formerly represented shares of Class A common stock or Class B common stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holders’ fractional share based upon the average last price of the Corporation’s Class A common stock as quoted on the Over the Counter Bulletin Board for the ten (10) trading days immediately preceding the Effective Time of this Certificate of Amendment (as adjusted for the Reverse Stock Split).

B-1

SECOND:  That the above amendment was duly adopted in accordance with the applicable provisions of Section 242 and the holders of a majority of the outstanding shares of common stock of the Corporation did, by a written consent in accordance with Section 228 of the Delaware General Corporation Law, duly adopt the above amendment

THIRD:  This Certificate of Amendment shall be effective at 5:00 p.m., eastern time, on [_______] ____, 2009 (the “Effective Time”).

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation of the Corporation to be signed by the officer of the Corporation named below, by and on behalf of the Corporation, this [__] day of [_______], 2009.

THE AMACORE GROUP, INC. By: Name: Jay Shafer Title: Chief Executive Officer and Director

B-2